The information herein has been prepared solely for informational purposes and
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The following information may contain general, summary discussions of certain
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The projections or other estimates in these materials (if any), including
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results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients
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appropriate, and should fully consider other available information in making a
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indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are
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kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by
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would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where
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themselves of and comply with any legal or contractual restrictions on their
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any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
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mentioned herein and may also perform or seek to perform investment banking
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information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

---------------------------------------------------------------------------------------------------------------
                                                    Forward
---------------------------------------------------------------------------------------------------------------
       Per         Date         Coll_Bal            XS_Interest       1mLIBOR      6mLIBOR       XS as %
---------------------------------------------------------------------------------------------------------------
         1      9/25/2004   1,363,014,352.71       6,030,851.11          1.6         1.94         5.31%
         2     10/25/2004   1,335,582,188.77       4,802,349.93       1.7334       2.0317         4.31%
         3     11/25/2004   1,308,325,202.48       4,452,445.02       1.8935       2.1355         4.08%
         4     12/25/2004   1,281,231,902.74       4,293,111.78       2.0373       2.2286         4.02%
         5      1/25/2005   1,254,292,890.19       4,086,332.95       2.0673        2.314         3.91%
         6      2/25/2005   1,227,500,862.34       3,901,128.75       2.1628       2.4092         3.81%
         7      3/25/2005   1,200,850,608.18       3,985,385.13       2.2581       2.5062         3.98%
         8      4/25/2005   1,174,338,991.98       3,551,915.22       2.3465       2.5983         3.63%
         9      5/25/2005   1,147,964,925.64       3,469,610.66       2.4431       2.6936         3.63%
        10      6/25/2005   1,121,731,445.68       3,212,030.19       2.5395       2.7888         3.44%
        11      7/25/2005   1,095,642,405.36       3,147,482.17       2.6283       2.8838         3.45%
        12      8/25/2005   1,069,703,191.01       2,898,844.28       2.7233       2.9815         3.25%
        13      9/25/2005   1,044,009,872.07       2,744,748.07       2.8203       3.0812         3.15%
        14     10/25/2005   1,018,913,955.16       2,692,151.21        2.914       3.1748         3.17%
        15     11/25/2005     994,415,563.78       2,458,120.26       3.0091       3.2629         2.97%
        16     12/25/2005     970,500,558.58       2,415,660.17       3.1045       3.3494         2.99%
        17      1/25/2006     947,155,133.46       2,185,146.53       3.2083       3.4345         2.77%
        18      2/25/2006     924,365,826.36       2,056,548.73       3.3079       3.5069         2.67%
        19      3/25/2006     902,119,454.94       2,242,135.11       3.3935       3.5759         2.98%
        20      4/25/2006     880,406,070.31       1,895,569.66       3.4312        3.641         2.58%
        21      5/25/2006     859,211,716.66       2,239,688.39       3.5168       3.7056         3.13%
        22      6/25/2006     838,582,677.08       2,814,221.45       3.6038       3.7675         4.03%
        23      7/25/2006     818,549,920.42       2,827,644.31        3.633       3.8271         4.15%
        24      8/25/2006     798,988,255.84       2,625,230.36       3.7047       3.8854         3.94%
        25      9/25/2006     779,889,550.83       2,513,748.34       3.7865       3.9433         3.87%
        26     10/25/2006     761,243,302.86       2,525,903.33       3.8141       3.9958         3.98%
        27     11/25/2006     743,038,681.92       2,380,219.03        3.883       4.0473         3.84%
        28     12/25/2006     725,270,688.03       2,474,325.87       3.9578       4.0961         4.09%
        29      1/25/2007     707,937,019.11       2,324,391.19        3.978       4.1438         3.94%
        30      2/25/2007     691,014,170.25       2,233,973.61       4.0429       4.1898         3.88%
        31      3/25/2007     674,491,968.23       2,407,839.60       4.1098       4.2351         4.28%
        32      4/25/2007     658,363,461.76       2,132,114.16       4.1151       4.2779         3.89%
        33      5/25/2007     642,621,382.49       2,163,499.96       4.1698       4.3215         4.04%
        34      6/25/2007     627,255,946.84       2,084,771.67       4.2352       4.3652         3.99%
        35      7/25/2007     612,264,443.41       2,111,137.18       4.2476        4.407         4.14%
        36      8/25/2007     597,627,760.85       1,959,884.17       4.3025       4.4484         3.94%
        37      9/25/2007     583,337,340.02       9,401,901.44       4.3643       4.4897        19.34%
        38     10/25/2007     569,385,654.66       2,815,736.92       4.3737       4.5277         5.93%
        39     11/25/2007     555,765,021.04       2,680,905.07       4.4269       4.5671         5.79%
        40     12/25/2007     542,469,539.08       2,720,089.35       4.4839       4.6052         6.02%
        41      1/25/2008     529,495,675.49       2,584,483.37       4.4915       4.6429         5.86%
        42      2/25/2008     516,828,899.52       2,501,601.16       4.5426       4.6783         5.81%
        43      3/25/2008     504,461,819.72       2,558,601.01       4.5955       4.7137         6.09%
        44      4/25/2008     492,387,612.41       2,362,209.97       4.6042       4.7476         5.76%
        45      5/25/2008     480,599,399.44       2,368,736.41       4.6521       4.7806         5.91%
        46      6/25/2008     469,092,298.96       2,266,014.05        4.703       4.8136         5.80%
        47      7/25/2008     457,862,330.09       2,276,637.52       4.7004        4.845         5.97%
        48      8/25/2008     446,898,231.97       2,143,728.30       4.7461       4.8781         5.76%
        49      9/25/2008     436,193,644.92       2,076,254.55       4.7946       4.9112         5.71%
        50     10/25/2008     425,742,602.18       2,085,866.09       4.7996       4.9406         5.88%
        51     11/25/2008     415,539,175.45       1,974,174.67       4.8453       4.9714         5.70%
        52     12/25/2008     405,578,980.15       1,998,841.90       4.8904       5.0007         5.91%
        53      1/25/2009     395,858,288.04       1,893,315.28       4.8942         5.03         5.74%
        54      2/25/2009     386,367,825.43       1,833,994.04       4.9384       5.0569         5.70%
        55      3/25/2009     377,102,115.96       1,942,880.04       4.9795       5.0836         6.18%
        56      4/25/2009     368,055,976.41       1,736,761.39       4.9779       5.1105         5.66%
        57      5/25/2009     359,224,269.48       1,744,271.96       5.0177       5.1186         5.83%
        58      6/25/2009     350,602,903.84       1,689,119.83       5.0589       5.1181         5.78%
        59      7/25/2009     342,186,091.04       1,701,770.62       5.0523       5.1163         5.97%
        60      8/25/2009     333,968,290.18       1,601,101.95       5.0912       5.1225         5.75%
        61      9/25/2009     325,945,243.76       1,551,232.62       5.1354       5.1299         5.71%
        62     10/25/2009     318,112,395.42       1,588,796.61       5.0257        5.146         5.99%
        63     11/25/2009     310,465,271.03       1,511,522.21       5.0142       5.1956         5.84%
        64     12/25/2009     302,999,974.09       1,527,544.57       5.0498       5.2532         6.05%
        65      1/25/2010     295,713,968.61       1,438,767.62       5.0872       5.3124         5.84%
        66      2/25/2010     288,600,810.98       1,393,376.32       5.1338       5.3714         5.79%
        67      3/25/2010     281,656,371.97       1,463,764.57       5.2496        5.426         6.24%
        68      4/25/2010     274,876,816.44       1,290,369.47       5.3111       5.4357         5.63%
        69      5/25/2010     268,258,297.64       1,302,062.44       5.3519       5.4341         5.82%
        70      6/25/2010     261,798,190.45       1,240,050.88       5.3926       5.4313         5.68%
        71      7/25/2010     255,493,978.39       1,242,634.46       5.4316       5.4266         5.84%
        72      8/25/2010     249,339,396.49       1,170,598.18       5.4458       5.4221         5.63%
        73      9/25/2010     243,330,890.49       1,168,690.10       5.3108       5.4219         5.76%
        74     10/25/2010     237,465,020.55       1,178,858.88       5.3019       5.4569         5.96%
        75     11/25/2010     231,738,442.68       1,111,263.82       5.3343       5.5058         5.75%
        76     12/25/2010     226,148,219.04       1,124,656.23       5.3674       5.5543         5.97%
        77      1/25/2011     220,692,325.01       1,057,412.25       5.4016       5.6042         5.75%
        78      2/25/2011     215,366,069.09       1,024,450.63       5.4448       5.6534         5.71%
        79      3/25/2011     210,166,356.59       1,086,511.13       5.5329       5.6957         6.20%
        80      4/25/2011     205,090,303.46         954,274.51       5.5834       5.6834         5.58%
        81      5/25/2011     200,135,002.08         962,624.10       5.6192       5.6574         5.77%
        82      6/25/2011     195,298,156.45         907,824.63       5.6552       5.6295         5.58%
        83      7/25/2011     190,577,140.12         911,980.99        5.689       5.5995         5.74%
        84      8/25/2011     185,968,377.47         859,857.54        5.686       5.5696         5.55%
        85      9/25/2011     181,469,224.67         870,925.54       5.4645       5.5424         5.76%
        86     10/25/2011     177,077,051.94         882,291.38       5.4295       5.5489         5.98%
        87     11/25/2011     172,789,333.78         827,790.34       5.4548        5.565         5.75%
        88     12/25/2011     168,603,310.87         827,667.23       5.4813       5.5804         5.89%
        89      1/25/2012     164,516,465.55         777,908.35       5.5086       5.5963         5.67%
        90      2/25/2012     160,526,951.64         756,478.82       5.5287       5.6111         5.65%
        91      3/25/2012     156,632,475.65         790,881.26       5.5077       5.6268         6.06%
        92      4/25/2012     152,830,820.47         721,493.65       5.5219       5.6448         5.67%
        93      5/25/2012     149,119,807.72         727,205.75       5.5465       5.6625         5.85%
        94      6/25/2012     145,497,597.12         688,935.64       5.5725       5.6808         5.68%
        95      7/25/2012     141,962,630.18         692,450.82       5.5975       5.6981         5.85%
        96      8/25/2012     138,511,973.04         650,922.28       5.6185       5.7163         5.64%
        97      9/25/2012     135,143,619.62         586,546.82       5.6113        5.737         5.21%
        98     10/25/2012     131,855,654.86         593,852.97       5.6275       5.7713         5.40%
        99     11/25/2012     128,646,194.29         557,436.26       5.6523       5.8142         5.20%
       100     12/25/2012     125,513,798.67         572,146.82       5.6765       5.8565         5.47%
       101      1/25/2013     122,457,526.95         534,439.86        5.702       5.9002         5.24%
       102      2/25/2013     119,474,244.32         518,016.69        5.738       5.9432         5.20%
       103      3/25/2013     116,562,198.34         560,072.95        5.829       5.9846         5.77%
       104      4/25/2013     113,719,760.06         481,545.73       5.8739       6.0058         5.08%
       105      5/25/2013     110,945,296.43         491,080.96       5.9008       6.0212         5.31%
       106      6/25/2013     108,237,676.52         464,529.75       5.9278        6.037         5.15%
       107      7/25/2013     105,595,927.15         470,470.19       5.9536       6.0517         5.35%
       108      8/25/2013     103,017,331.77         357,014.34       5.9734       6.0672         4.16%
       109      9/25/2013     100,500,379.67         265,863.09       5.9527       6.0839         3.17%
       110     10/25/2013      98,043,633.17         277,922.41        5.966       6.1079         3.40%
       111     11/25/2013      95,645,675.73         255,032.85       5.9914       6.1376         3.20%
       112     12/25/2013      93,305,359.02         270,104.68       6.0162       6.1664         3.47%
       113      1/25/2014      91,021,768.11         246,678.55       6.0421       6.1963         3.25%
       114      2/25/2014      88,792,844.44         240,261.87         6.07        6.225         3.25%
       115      3/25/2014      86,617,281.90         281,242.25        6.106       6.2472         3.90%
       116      4/25/2014      84,493,993.12         227,717.37       6.1358       6.2214         3.23%
       117      5/25/2014      82,421,873.14         237,765.74       6.1611       6.1829         3.46%
       118      6/25/2014      80,399,813.02         216,458.16       6.1872       6.1432         3.23%
       119      7/25/2014      78,426,547.22         225,600.13        6.211       6.1015         3.45%
       120      8/25/2014      76,500,803.96         208,216.64       6.1964       6.0606         3.27%
       121      9/25/2014      74,621,232.43         218,235.51       5.9549       6.0246         3.51%
       122     10/25/2014      72,786,698.99         229,121.13       5.9094        6.034         3.78%
       123     11/25/2014      70,996,143.66         210,055.33        5.927       6.0584         3.55%
       124     12/25/2014      69,248,340.00         215,551.85       5.9458       6.0822         3.74%
       125      1/25/2015      67,542,237.48         198,732.53       5.9658       6.1071         3.53%
       126      2/25/2015      65,877,123.05         193,940.37       5.9883        6.131         3.53%
       127      3/25/2015      64,252,025.92         222,260.73       6.0229       6.1541         4.15%
       128      4/25/2015      62,666,015.77         184,316.55       6.0481       6.1659         3.53%
       129      5/25/2015      61,118,171.09         191,790.88       6.0676       6.1736         3.77%
       130      6/25/2015      59,607,749.49         179,292.30       6.0879       6.1819         3.61%
       131      7/25/2015      58,134,063.91         185,373.91       6.1069        6.189         3.83%
       132      8/25/2015      56,695,851.96         171,714.34       6.1195       6.1971         3.63%
       133      9/25/2015      55,292,266.72         169,999.21       6.0891       6.2064         3.69%
       134     10/25/2015      53,922,491.90         175,962.51       6.0951       6.2248         3.92%
       135     11/25/2015      52,585,729.32         163,675.85       6.1139       6.2482         3.74%
       136     12/25/2015      51,281,292.95         170,496.60       6.1321       6.2706         3.99%
       137      1/25/2016      50,008,608.00         158,270.97       6.1515       6.2941         3.80%
       138      2/25/2016      48,766,621.24         154,763.72       6.1728       6.3164         3.81%
       139      3/25/2016      47,554,597.80         167,161.03       6.2049       6.3333         4.22%
       140      4/25/2016      46,371,839.70         147,770.93       6.2285         6.31         3.82%
       141      5/25/2016      45,217,649.68         152,497.29       6.2471       6.2759         4.05%
       142      6/25/2016      44,091,372.19         141,333.22       6.2667       6.2412         3.85%
       143      7/25/2016      42,992,221.30         145,622.07        6.284       6.2047         4.06%
       144      8/25/2016      41,919,636.64         136,569.37       6.2695       6.1693         3.91%
       145      9/25/2016      40,872,990.83         140,134.09       6.0677       6.1385         4.11%
       146     10/25/2016      39,851,645.35         145,111.93       6.0287       6.1478         4.37%
       147     11/25/2016      38,855,001.52         135,453.23        6.042       6.1709         4.18%
       148     12/25/2016      37,882,375.37         138,129.68       6.0562       6.1934         4.38%
       149      1/25/2017      36,933,187.72         129,598.85       6.0716        6.217         4.21%
       150      2/25/2017      36,007,012.21         127,003.30       6.0915       6.2397         4.23%
       151      3/25/2017      35,103,300.75         140,426.84       6.1353       6.2612         4.80%
       152      4/25/2017      34,221,529.08         121,507.04       6.1598       6.2696         4.26%
       153      5/25/2017      33,361,176.85         124,970.52        6.175       6.2731         4.50%
       154      6/25/2017      32,521,821.93         118,617.71       6.1908       6.2773         4.38%
       155      7/25/2017      31,703,058.26         121,350.40       6.2054       6.2803         4.59%
       156      8/25/2017      30,904,195.58         114,447.57       6.2138       6.2844         4.44%
       157      9/25/2017      30,124,756.70         113,309.76       6.1804       6.2913         4.51%
       158     10/25/2017      29,364,279.97         115,882.88       6.1825       6.3167         4.74%
       159     11/25/2017      28,622,316.00         109,821.86        6.197        6.352         4.60%
       160     12/25/2017      27,898,487.90         113,091.09        6.211       6.3865         4.86%
       161      1/25/2018      27,192,516.80         107,046.38       6.2264       6.4224         4.72%
       162      2/25/2018      26,503,752.86         104,940.49       6.2539       6.4574         4.75%
       163      3/25/2018      25,831,780.35         113,262.99       6.3459       6.4902         5.26%
       164      4/25/2018      25,176,211.91          99,901.19       6.3837       6.5015         4.76%
       165      5/25/2018      24,536,657.13         102,343.23       6.3999       6.5057         5.01%
       166      6/25/2018      23,912,835.54          98,200.14       6.4163       6.5105         4.93%
       167      7/25/2018      23,304,468.76          99,922.08       6.4314       6.5141         5.15%
       168      8/25/2018      22,710,967.53          95,130.97       6.4404       6.5189         5.03%
       169      9/25/2018      22,131,973.56          94,246.30       6.4079       6.5247         5.11%
       170     10/25/2018      21,567,141.43          95,874.50       6.4106       6.5389         5.33%
       171     11/25/2018      21,016,133.61          91,631.14       6.4258       6.5591         5.23%
       172     12/25/2018      20,478,652.80          93,467.12       6.4402       6.5783         5.48%
       173      1/25/2019      19,954,443.30          89,335.78        6.456       6.5987         5.37%
       174      2/25/2019      19,443,082.76          87,962.83        6.474       6.6176         5.43%
       175      3/25/2019      18,936,788.41          93,914.04       6.5037       6.6266         5.95%
       176      4/25/2019      18,450,129.39          85,224.31       6.5247        6.567         5.54%
       177      5/25/2019      17,951,164.25          86,102.21       6.5396       6.4896         5.76%
       178      6/25/2019      17,490,053.93          81,589.99       6.5554       6.4106         5.60%
       179      7/25/2019      17,043,070.98          82,547.97       6.5682       6.3297         5.81%
       180      8/25/2019      16,607,560.67          79,853.42        6.525       6.2499         5.77%
       181      9/25/2019      16,182,714.35          81,786.11       6.1543        6.175         6.06%
       182     10/25/2019      15,768,253.91          82,976.01       6.0697       6.1524         6.31%
       183     11/25/2019      15,363,930.18          79,338.25       6.0762       6.1434         6.20%
       184     12/25/2019      14,969,339.92          78,296.75       6.0848       6.1338         6.28%
       185      1/25/2020      14,584,088.00          75,708.43       6.0942        6.125         6.23%
       186      2/25/2020      14,208,575.98          74,804.99       6.0918       6.1148         6.32%
       187      3/25/2020      13,842,300.84          76,962.83       6.0254       6.1056         6.67%
       188      4/25/2020      13,485,037.74          73,449.73       6.0154       6.1015         6.54%
       189      5/25/2020      13,136,570.99          73,643.18       6.0223       6.0971         6.73%
       190      6/25/2020      12,796,669.91          71,358.10       6.0309       6.0934         6.69%
       191      7/25/2020      12,465,104.68          71,573.88       6.0383       6.0887         6.89%
       192      8/25/2020      12,141,721.98          69,699.60       6.0391        6.085         6.89%
       193      9/25/2020      11,826,325.75          69,102.17       5.9967       6.0841         7.01%
       194     10/25/2020      11,518,722.83          69,244.17       5.9913       6.1016         7.21%
       195     11/25/2020      11,218,726.74          67,632.14       5.9987       6.1285         7.23%
       196     12/25/2020      10,926,167.70          67,906.15       6.0056       6.1544         7.46%
       197      1/25/2021      10,640,915.05          66,390.19        6.014       6.1817         7.49%
       198      2/25/2021      10,362,731.02          65,633.78       6.0336       6.2081         7.60%
       199      3/25/2021      10,091,443.71          66,643.21       6.1141       6.2321         7.92%
       200      4/25/2021       9,826,891.76          64,057.26       6.1435       6.2353         7.82%
       201      5/25/2021       9,568,913.03          64,103.17       6.1523       6.2315         8.04%
       202      6/25/2021       9,317,381.45          63,203.61       6.1614       6.2283         8.14%
       203      7/25/2021       9,072,167.77          63,036.57       6.1691       6.2239         8.34%
       204      8/25/2021       8,833,053.22          62,019.69       6.1703       6.2207         8.43%
       205      9/25/2021       8,599,889.78          61,520.82       6.1283       6.2203         8.58%
       206     10/25/2021       8,372,533.18          61,273.54       6.1233       6.2393         8.78%
       207     11/25/2021       8,150,843.76          60,467.44       6.1312        6.268         8.90%
       208     12/25/2021       7,934,696.25          60,347.05       6.1384       6.2959         9.13%
       209      1/25/2022       7,723,995.75          59,610.92       6.1472        6.325         9.26%
       210      2/25/2022       7,518,559.48          59,096.19       6.1682       6.3533         9.43%
       211      3/25/2022       7,318,258.73          58,888.36       6.2549       6.3792         9.66%
       212      4/25/2022       7,122,973.19          58,140.82       6.2863       6.3832         9.79%
       213      5/25/2022       6,932,581.65         125,936.57       6.2956       6.3801        21.80%
       214      6/25/2022       6,746,992.52         238,078.56        6.305       6.3776        42.34%
       215      7/25/2022       6,566,110.85         232,007.19       6.3131       6.3739        42.40%
       216      8/25/2022       6,389,767.89         226,082.82        6.315       6.3714        42.46%
       217      9/25/2022       6,217,852.93         220,302.86       6.2743       6.3717        42.52%
       218     10/25/2022       6,050,258.20         214,665.76         6.27       6.3909        42.58%
       219     11/25/2022       5,886,879.34         209,192.85       6.2783         6.42        42.64%
       220     12/25/2022       5,727,623.60         203,933.38       6.2861       6.4482        42.73%
       221      1/25/2023       5,572,420.29         198,701.62       6.2953       6.4777        42.79%
       222      2/25/2023       5,421,131.47         193,595.77       6.3167       6.5062        42.85%
       223      3/25/2023       5,273,660.94         188,623.35       6.4032        6.532        42.92%
       224      4/25/2023       5,129,918.89         183,773.98       6.4349       6.5339        42.99%
       225      5/25/2023       4,989,814.70         179,095.11       6.4445       6.5279        43.07%
       226      6/25/2023       4,853,279.40         174,565.12       6.4544       6.5226        43.16%
       227      7/25/2023       4,720,238.57         170,055.29       6.4628        6.516        43.23%
       228      8/25/2023       4,590,570.22         165,655.70        6.463       6.5105        43.30%
       229      9/25/2023       4,464,191.78         161,363.26       6.4095        6.505        43.38%
       230     10/25/2023       4,341,022.43         157,176.39       6.4022       6.5033        43.45%
       231     11/25/2023       4,220,983.80         153,083.54       6.4107       6.5044        43.52%
       232     12/25/2023       4,103,995.72         149,083.44       6.4186       6.5043        43.59%
       233      1/25/2024       3,989,980.43         145,201.01       6.4275       6.5053        43.67%
       234      2/25/2024       3,878,873.11         141,392.10       6.4309       6.5047        43.74%
       235      3/25/2024       3,770,625.42         137,688.91        6.405       6.4958        43.82%
       236      4/25/2024       3,665,155.52         134,028.85       6.4057       6.4317        43.88%
       237      5/25/2024       3,562,440.22         130,347.42       6.4129       6.3534        43.91%
       238      6/25/2024       3,462,445.69         125,483.43       6.4215       6.2741        43.49%
       239      7/25/2024       3,366,173.30         122,120.09       6.4272        6.193        43.53%
       240      8/25/2024       3,272,443.14         118,930.15       6.3803       6.1134        43.61%
       241      9/25/2024       3,181,110.05         115,805.90       6.0292       6.0364        43.69%
       242     10/25/2024       3,092,109.25         112,757.17       5.9457       5.9966        43.76%
       243     11/25/2024       3,005,382.99         109,674.57       5.9469       5.9648        43.79%
       244     12/25/2024       2,920,827.04         106,533.12       5.9502       5.9324        43.77%
       245      1/25/2025       2,838,328.60         103,721.85       5.9538       5.9006        43.85%
       246      2/25/2025       2,757,954.89         100,984.74       5.9347       5.8673        43.94%
       247      3/25/2025       2,679,655.42          98,311.14       5.7942       5.8337        44.03%
       248      4/25/2025       2,603,376.81          95,703.41       5.7602       5.8001        44.11%
       249      5/25/2025       2,529,068.90          93,113.40       5.7604       5.7646        44.18%
       250      6/25/2025       2,456,660.86          90,508.34        5.763       5.7293        44.21%
       251      7/25/2025       2,386,068.58          88,096.64        5.764       5.6929        44.31%
       252      8/25/2025       2,317,310.55          85,747.94       5.7429       5.6577        44.40%
       253      9/25/2025       2,250,342.58          83,454.11       5.5899       5.6259        44.50%
       254     10/25/2025       2,185,118.31          81,217.77       5.5522       5.6245        44.60%
       255     11/25/2025       2,121,594.53          79,013.14       5.5518       5.6334        44.69%
       256     12/25/2025       2,059,717.06          76,844.87       5.5518       5.6418        44.77%
       257      1/25/2026       1,999,435.99          74,777.71       5.5529       5.6511        44.88%
       258      2/25/2026       1,940,735.74          72,763.15       5.5588       5.6596        44.99%
       259      3/25/2026       1,883,577.19          70,800.10        5.591       5.6656        45.11%
       260      4/25/2026       1,827,922.31          68,886.58       5.6018       5.6539        45.22%
       261      5/25/2026       1,773,733.57          67,021.34       5.6026       5.6361        45.34%
       262      6/25/2026       1,720,974.32          65,192.44       5.6039       5.6186        45.46%
       263      7/25/2026       1,669,603.28          63,419.66       5.6039       5.6002        45.58%
       264      8/25/2026       1,619,591.06          61,692.23       5.5935       5.5827        45.71%
       265      9/25/2026       1,570,903.92          60,007.34       5.5174       5.5683        45.84%
       266     10/25/2026       1,523,508.01          58,365.28       5.4984       5.5762        45.97%
       267     11/25/2026       1,477,371.07          56,759.93       5.4981       5.5935        46.10%
       268     12/25/2026       1,432,458.88          55,198.55       5.4977       5.6101        46.24%
       269      1/25/2027       1,388,742.55          53,680.24       5.4986       5.6277        46.38%
       270      2/25/2027       1,346,193.88          52,200.48       5.5096       5.6445        46.53%
       271      3/25/2027       1,304,783.46          50,759.48        5.576       5.6586        46.68%
       272      4/25/2027       1,264,483.22          49,355.34       5.5958       5.6515        46.84%
       273      5/25/2027       1,225,265.19          47,991.45       5.5969       5.6375        47.00%
       274      6/25/2027       1,187,104.49          46,661.37       5.5981       5.6239        47.17%
       275      7/25/2027       1,149,973.74          45,361.18       5.5981       5.6094        47.33%
       276      8/25/2027       1,113,844.50          44,094.44         5.59       5.5958        47.51%
       277      9/25/2027       1,078,691.55          42,859.58       5.5301       5.5845        47.68%
       278     10/25/2027       1,044,489.86          41,656.47        5.515       5.5913        47.86%
       279     11/25/2027       1,011,215.37          40,481.77        5.515        5.605        48.04%
       280     12/25/2027         978,843.19          39,339.06       5.5148        5.618        48.23%
       281      1/25/2028         947,351.52          38,227.37       5.5156        5.632        48.42%
       282      2/25/2028         916,718.96          37,144.31       5.5244       5.6452        48.62%
       283      3/25/2028         886,923.64          36,089.76       5.5773       5.6567        48.83%
       284      4/25/2028         857,944.59          35,062.55       5.5925       5.6534        49.04%
       285      5/25/2028         829,761.06          34,064.65       5.5933       5.6453        49.26%
       286      6/25/2028         802,354.36          33,093.37       5.5944       5.6377        49.49%
       287      7/25/2028         775,705.04          32,143.48       5.5945       5.6292        49.73%
       288      8/25/2028         749,791.36          31,218.30       5.5901       5.6217        49.96%
       289      9/25/2028         724,594.55          30,316.99       5.5551       5.6165        50.21%
       290     10/25/2028         700,096.15          29,439.24       5.5463        5.628        50.46%
       291     11/25/2028         676,278.33          28,584.72       5.5467       5.6475        50.72%
       292     12/25/2028         653,123.87          27,756.94       5.5466       5.6662        51.00%
       293      1/25/2029         630,618.46          26,946.55       5.5478        5.686        51.28%
       294      2/25/2029         608,742.65          26,157.24       5.5604       5.7051        51.56%
       295      3/25/2029         587,480.17          25,389.11       5.6346       5.7213        51.86%
       296      4/25/2029         566,815.53          24,641.20       5.6567       5.7154        52.17%
       297      5/25/2029         546,733.34          23,909.03       5.6582       5.7024        52.48%
       298      6/25/2029         527,226.30          23,136.12       5.6597       5.6897        52.66%
       299      7/25/2029         508,339.91          22,443.71         5.66       5.6762        52.98%
       300      8/25/2029         489,993.45          21,774.45       5.6526       5.6636        53.33%
       301      9/25/2029         472,168.18          21,122.68       5.6526       5.6636        53.68%
       302     10/25/2029         454,850.47          20,488.14       5.6526       5.6636        54.05%
       303     11/25/2029         438,027.18          19,869.10       5.6526       5.6636        54.43%
       304     12/25/2029         421,684.60          19,265.43       5.6526       5.6636        54.82%
       305      1/25/2030         405,809.62          18,680.37       5.6526       5.6636        55.24%
       306      2/25/2030         390,391.86          18,110.92       5.6526       5.6636        55.67%
       307      3/25/2030         375,419.44          17,556.68       5.6526       5.6636        56.12%
       308      4/25/2030         360,880.73          17,017.25       5.6526       5.6636        56.59%
       309      5/25/2030         346,764.44          16,492.28       5.6526       5.6636        57.07%
       310      6/25/2030         333,059.50          15,981.39       5.6526       5.6636        57.58%
       311      7/25/2030         319,755.16          15,484.23       5.6526       5.6636        58.11%
       312      8/25/2030         306,840.91          15,000.45       5.6526       5.6636        58.66%
       313      9/25/2030         294,306.53          14,529.72       5.6526       5.6636        59.24%
       314     10/25/2030         282,142.02          14,071.71       5.6526       5.6636        59.85%
       315     11/25/2030         270,337.65          13,626.09       5.6526       5.6636        60.48%
       316     12/25/2030         258,883.93          13,192.56       5.6526       5.6636        61.15%
       317      1/25/2031         247,771.61          12,770.80       5.6526       5.6636        61.85%
       318      2/25/2031         236,991.66          12,360.52       5.6526       5.6636        62.59%
       319      3/25/2031         226,535.28          11,961.42       5.6526       5.6636        63.36%
       320      4/25/2031         216,393.90          11,573.23       5.6526       5.6636        64.18%
       321      5/25/2031         206,559.15          11,195.66       5.6526       5.6636        65.04%
       322      6/25/2031         197,022.87          10,828.45       5.6526       5.6636        65.95%
       323      7/25/2031         187,777.13          10,471.33       5.6526       5.6636        66.92%
       324      8/25/2031         178,814.15          10,124.04       5.6526       5.6636        67.94%
       325      9/25/2031         170,126.40           9,786.34       5.6526       5.6636        69.03%
       326     10/25/2031         161,706.51           9,457.97       5.6526       5.6636        70.19%
       327     11/25/2031         153,547.28           9,138.71       5.6526       5.6636        71.42%
       328     12/25/2031         145,641.73           8,828.31       5.6526       5.6636        72.74%
       329      1/25/2032         137,983.02           8,526.55       5.6526       5.6636        74.15%
       330      2/25/2032         130,564.51           8,233.21       5.6526       5.6636        75.67%
       331      3/25/2032         123,379.72           7,948.08       5.6526       5.6636        77.30%
       332      4/25/2032         116,422.31           7,670.93       5.6526       5.6636        79.07%
       333      5/25/2032         109,686.14           7,401.57       5.6526       5.6636        80.98%
       334      6/25/2032         103,165.19           7,139.80       5.6526       5.6636        83.05%
       335      7/25/2032          96,853.61           6,885.42       5.6526       5.6636        85.31%
       336      8/25/2032          90,745.70           6,638.23       5.6526       5.6636        87.78%
       337      9/25/2032          84,835.90           6,398.06       5.6526       5.6636        90.50%
       338     10/25/2032          79,118.78           6,164.72       5.6526       5.6636        93.50%
       339     11/25/2032          73,589.08           5,938.04       5.6526       5.6636        96.83%
       340     12/25/2032          68,241.63           5,717.84       5.6526       5.6636       100.55%
       341      1/25/2033          63,071.43           5,503.95       5.6526       5.6636       104.72%
       342      2/25/2033          58,073.59           5,296.21       5.6526       5.6636       109.44%
       343      3/25/2033          53,243.34           5,094.47       5.6526       5.6636       114.82%
       344      4/25/2033          48,576.04           4,898.55       5.6526       5.6636       121.01%
       345      5/25/2033          44,067.18           4,708.32       5.6526       5.6636       128.21%
       346      6/25/2033          39,712.33           4,523.62       5.6526       5.6636       136.69%
       347      7/25/2033          35,507.22           4,344.31       5.6526       5.6636       146.82%
       348      8/25/2033          31,447.64           4,170.25       5.6526       5.6636       159.13%
       349      9/25/2033          27,529.54           4,001.29       5.6526       5.6636       174.41%
       350     10/25/2033          23,748.92           3,837.31       5.6526       5.6636       193.89%
       351     11/25/2033          20,101.94           3,677.97       5.6526       5.6636       219.56%
       352     12/25/2033          16,585.02           3,485.23       5.6526       5.6636       252.17%
       353      1/25/2034          13,232.60           3,309.75       5.6526       5.6636       300.15%
       354      2/25/2034          10,028.70           3,059.23       5.6526       5.6636       366.06%
       355      3/25/2034           7,049.57           2,844.67       5.6526       5.6636       484.23%
       356      4/25/2034           4,261.05           2,545.43       5.6526       5.6636       716.85%
       357      5/25/2034            1749.46            1732.83       5.6526       5.6636      1188.59%
       358      6/25/2034              30.22              30.48       5.6526       5.6636      1210.32%
Total


---------------------------------------------------------------------------------------------------------------
                                                 Forward + 100
---------------------------------------------------------------------------------------------------------------
        Per        Date          Coll_Bal           XS_Interest       1mLIBOR      6mLIBOR       XS as %
---------------------------------------------------------------------------------------------------------------
         1      9/25/2004   1,363,014,352.71       6,030,851.11          1.6         1.94         5.31%
         2     10/25/2004   1,335,582,188.77       3,729,801.75       2.7334       3.0317         3.35%
         3     11/25/2004   1,308,325,202.48       3,367,480.47       2.8935       3.1355         3.09%
         4     12/25/2004   1,281,231,902.74       3,265,743.80       3.0373       3.2286         3.06%
         5      1/25/2005   1,254,292,890.19       3,047,787.16       3.0673        3.314         2.92%
         6      2/25/2005   1,227,500,862.34       2,885,601.27       3.1628       3.4092         2.82%
         7      3/25/2005   1,200,850,608.18       3,089,020.93       3.2581       3.5062         3.09%
         8      4/25/2005   1,174,338,991.98       2,582,064.53       3.3465       3.5983         2.64%
         9      5/25/2005   1,147,964,925.64       2,553,041.57       3.4431       3.6936         2.67%
        10      6/25/2005   1,121,731,445.68       2,287,383.69       3.5395       3.7888         2.45%
        11      7/25/2005   1,095,642,405.36       2,274,420.73       3.6283       3.8838         2.49%
        12      8/25/2005   1,069,703,191.01       2,018,907.68       3.7233       3.9815         2.26%
        13      9/25/2005   1,044,009,872.07       1,889,160.87       3.8203       4.0812         2.17%
        14     10/25/2005   1,018,913,955.16       1,888,019.36        3.914       4.1748         2.22%
        15     11/25/2005     994,415,563.78       1,651,247.36       4.0091       4.2629         1.99%
        16     12/25/2005     970,500,558.58       1,657,739.46       4.1045       4.3494         2.05%
        17      1/25/2006     947,155,133.46       1,425,317.89       4.2083       4.4345         1.81%
        18      2/25/2006     924,365,826.36       1,319,519.56       4.3079       4.5069         1.71%
        19      3/25/2006     902,119,454.94       1,587,743.19       4.3935       4.5759         2.11%
        20      4/25/2006     880,406,080.67       1,198,896.08       4.4312        4.641         1.63%
        21      5/25/2006     859,211,777.36       1,619,645.56       4.5168       4.7056         2.26%
        22      6/25/2006     838,588,664.96       2,231,328.53       4.6038       4.7675         3.19%
        23      7/25/2006     818,568,498.30       2,281,670.82        4.633       4.8271         3.34%
        24      8/25/2006     799,018,943.53       2,072,293.20       4.7047       4.8854         3.11%
        25      9/25/2006     779,931,811.47       1,976,969.47       4.7865       4.9433         3.04%
        26     10/25/2006     761,296,849.01       2,024,015.15       4.8141       4.9958         3.19%
        27     11/25/2006     743,103,137.55       1,941,487.67        4.883       5.0473         3.14%
        28     12/25/2006     725,353,462.25       2,240,137.19       4.9578       5.0961         3.71%
        29      1/25/2007     708,057,839.13       2,078,812.63        4.978       5.1438         3.52%
        30      2/25/2007     691,171,398.95       1,995,235.68       5.0429       5.1898         3.46%
        31      3/25/2007     674,683,975.05       2,230,753.24       5.1098       5.2351         3.97%
        32      4/25/2007     658,588,923.64       1,910,187.10       5.1151       5.2779         3.48%
        33      5/25/2007     642,878,880.61       1,971,188.66       5.1698       5.3215         3.68%
        34      6/25/2007     627,544,192.65       1,922,155.39       5.2352       5.3652         3.68%
        35      7/25/2007     612,584,639.68       1,971,170.14       5.2476        5.407         3.86%
        36      8/25/2007     597,978,597.44       1,808,815.22       5.3025       5.4484         3.63%
        37      9/25/2007     583,717,350.19       9,228,130.24       5.3643       5.4897        18.97%
        38     10/25/2007     569,793,407.37       2,681,410.75       5.3737       5.5277         5.65%
        39     11/25/2007     556,199,254.02       2,535,834.74       5.4269       5.5671         5.47%
        40     12/25/2007     542,928,551.23       2,596,332.36       5.4839       5.6052         5.74%
        41      1/25/2008     529,977,592.56       2,451,187.82       5.4915       5.6429         5.55%
        42      2/25/2008     517,332,652.09       2,371,661.32       5.5426       5.6783         5.50%
        43      3/25/2008     504,986,263.53       2,460,346.44       5.5955       5.7137         5.85%
        44      4/25/2008     492,931,873.36       2,245,268.28       5.6042       5.7476         5.47%
        45      5/25/2008     481,162,901.80       2,267,673.66       5.6521       5.7806         5.66%
        46      6/25/2008     469,673,705.56       2,159,099.79        5.703       5.8136         5.52%
        47      7/25/2008     458,460,418.39       2,184,542.64       5.7004        5.845         5.72%
        48      8/25/2008     447,512,036.78       2,042,335.71       5.7461       5.8781         5.48%
        49      9/25/2008     436,822,232.54       1,978,368.21       5.7946       5.9112         5.43%
        50     10/25/2008     426,385,153.47       2,002,461.32       5.7996       5.9406         5.64%
        51     11/25/2008     416,194,882.30       1,882,029.99       5.8453       5.9714         5.43%
        52     12/25/2008     406,246,754.46       1,920,183.41       5.8904       6.0007         5.67%
        53      1/25/2009     396,536,853.28       1,806,404.99       5.8942         6.03         5.47%
        54      2/25/2009     387,056,425.71       1,749,216.00       5.9384       6.0569         5.42%
        55      3/25/2009     377,800,012.74       1,889,863.38       5.9795       6.0836         6.00%
        56      4/25/2009     368,762,443.16       1,656,124.96       5.9779       6.1105         5.39%
        57      5/25/2009     359,938,602.20       1,675,109.45       6.0177       6.1186         5.58%
        58      6/25/2009     351,324,293.11       1,618,192.52       6.0589       6.1181         5.53%
        59      7/25/2009     342,915,350.47       1,641,765.50       6.0523       6.1163         5.75%
        60      8/25/2009     334,704,811.55       1,533,790.95       6.0912       6.1225         5.50%
        61      9/25/2009     326,688,384.05       1,485,581.06       6.1354       6.1299         5.46%
        62     10/25/2009     318,861,532.01       1,533,229.84       6.0257        6.146         5.77%
        63     11/25/2009     311,219,804.58       1,449,212.93       6.0142       6.1956         5.59%
        64     12/25/2009     303,759,262.70       1,473,934.50       6.0498       6.2532         5.82%
        65      1/25/2010     296,477,046.33       1,378,634.44       6.0872       6.3124         5.58%
        66      2/25/2010     289,367,152.94       1,334,726.42       6.1338       6.3714         5.54%
        67      3/25/2010     282,425,490.00       1,428,833.51       6.2496        6.426         6.07%
        68      4/25/2010     275,648,223.02       1,234,534.20       6.3111       6.4357         5.37%
        69      5/25/2010     269,031,519.78       1,254,755.81       6.3519       6.4341         5.60%
        70      6/25/2010     262,572,617.82       1,185,547.46       6.3926       6.4313         5.42%
        71      7/25/2010     256,268,672.38       1,196,206.22       6.4316       6.4266         5.60%
        72      8/25/2010     250,113,985.17       1,118,735.79       6.4458       6.4221         5.37%
        73      9/25/2010     244,105,026.07       1,118,217.49       6.3108       6.4219         5.50%
        74     10/25/2010     238,238,370.05       1,135,959.86       6.3019       6.4569         5.72%
        75     11/25/2010     232,510,685.49       1,063,311.17       6.3343       6.5058         5.49%
        76     12/25/2010     226,919,003.74       1,082,930.17       6.3674       6.5543         5.73%
        77      1/25/2011     221,461,032.31       1,010,813.75       6.4016       6.6042         5.48%
        78      2/25/2011     216,132,423.88         979,004.44       6.4448       6.6534         5.44%
        79      3/25/2011     210,930,108.85       1,058,931.47       6.5329       6.6957         6.02%
        80      4/25/2011     205,851,202.30         911,024.29       6.5834       6.6834         5.31%
        81      5/25/2011     200,892,807.49         925,809.88       6.6192       6.6574         5.53%
        82      6/25/2011     196,052,570.32         866,222.71       6.6552       6.6295         5.30%
        83      7/25/2011     191,327,787.59         876,496.25        6.689       6.5995         5.50%
        84      8/25/2011     186,715,075.87         820,321.84        6.686       6.5696         5.27%
        85      9/25/2011     182,211,800.31         832,523.85       6.4645       6.5424         5.48%
        86     10/25/2011     177,815,346.01         849,611.57       6.4295       6.5489         5.73%
        87     11/25/2011     173,523,196.51         791,307.18       6.4548        6.565         5.47%
        88     12/25/2011     169,332,637.01         796,886.95       6.4813       6.5804         5.65%
        89      1/25/2012     165,241,211.61         743,511.78       6.5086       6.5963         5.40%
        90      2/25/2012     161,246,978.27         722,951.67       6.5287       6.6111         5.38%
        91      3/25/2012     157,347,651.05         766,610.61       6.5077       6.6268         5.85%
        92      4/25/2012     153,541,017.46         689,671.30       6.5219       6.6448         5.39%
        93      5/25/2012     149,824,905.25         700,202.34       6.5465       6.6625         5.61%
        94      6/25/2012     146,197,446.15         658,225.89       6.5725       6.6808         5.40%
        95      7/25/2012     142,656,952.90         666,303.58       6.5975       6.6981         5.60%
        96      8/25/2012     139,200,678.03         621,725.47       6.6185       6.7163         5.36%
        97      9/25/2012     135,826,626.86         557,859.49       6.6113        6.737         4.93%
        98     10/25/2012     132,532,886.97         569,447.78       6.6275       6.7713         5.16%
        99     11/25/2012     129,317,578.08         530,208.11       6.6523       6.8142         4.92%
       100     12/25/2012     126,179,218.85         548,230.35       6.6765       6.8565         5.21%
       101      1/25/2013     123,116,658.72         507,785.40        6.702       6.9002         4.95%
       102      2/25/2013     120,127,040.98         492,029.01        6.738       6.9432         4.92%
       103      3/25/2013     117,208,626.82         544,170.77        6.829       6.9846         5.57%
       104      4/25/2013     114,359,785.43         456,816.07       6.8739       7.0058         4.79%
       105      5/25/2013     111,578,886.70         470,010.31       6.9008       7.0212         5.05%
       106      6/25/2013     108,864,750.56         440,631.55       6.9278        7.037         4.86%
       107      7/25/2013     106,216,272.65         450,018.87       6.9536       7.0517         5.08%
       108      8/25/2013     103,630,942.33         374,950.17       6.9734       7.0672         4.34%
       109      9/25/2013     101,107,257.48         242,928.83       6.9527       7.0839         2.88%
       110     10/25/2013      98,643,781.21         258,359.58        6.966       7.1079         3.14%
       111     11/25/2013      96,239,097.02         233,494.87       6.9914       7.1376         2.91%
       112     12/25/2013      93,892,034.54         251,527.20       7.0162       7.1664         3.21%
       113      1/25/2014      91,601,593.73         226,213.70       7.0421       7.1963         2.96%
       114      2/25/2014      89,365,839.33         220,440.06         7.07        7.225         2.96%
       115      3/25/2014      87,183,470.05         269,079.52        7.106       7.2472         3.70%
       116      4/25/2014      85,053,395.45         209,103.06       7.1358       7.2214         2.95%
       117      5/25/2014      82,974,513.23         221,918.78       7.1611       7.1829         3.21%
       118      6/25/2014      80,945,701.54         199,009.69       7.1872       7.1432         2.95%
       119      7/25/2014      78,965,774.30         210,851.11        7.211       7.1015         3.20%
       120      8/25/2014      77,033,403.27         192,023.76       7.1964       7.0606         2.99%
       121      9/25/2014      75,147,237.73         202,723.33       6.9549       7.0246         3.24%
       122     10/25/2014      73,306,151.30         216,142.10       6.9094        7.034         3.54%
       123     11/25/2014      71,509,085.81         195,699.27        6.927       7.0584         3.28%
       124     12/25/2014      69,754,840.79         203,633.80       6.9458       7.0822         3.50%
       125      1/25/2015      68,042,375.11         185,455.82       6.9658       7.1071         3.27%
       126      2/25/2015      66,370,932.89         181,146.81       6.9883        7.131         3.28%
       127      3/25/2015      64,739,544.57         215,046.63       7.0229       7.1541         3.99%
       128      4/25/2015      63,147,279.34         172,423.98       7.0481       7.1659         3.28%
       129      5/25/2015      61,593,214.44         181,957.13       7.0676       7.1736         3.55%
       130      6/25/2015      60,076,593.18         168,145.83       7.0879       7.1819         3.36%
       131      7/25/2015      58,596,689.25         176,181.76       7.1069        7.189         3.61%
       132      8/25/2015      57,152,304.02         161,408.56       7.1195       7.1971         3.39%
       133      9/25/2015      55,742,592.43         160,150.29       7.0891       7.2064         3.45%
       134     10/25/2015      54,366,738.42         167,917.96       7.0951       7.2248         3.71%
       135     11/25/2015      53,023,943.42         154,315.51       7.1139       7.2482         3.49%
       136     12/25/2015      51,713,466.26         162,448.44       7.1321       7.2706         3.77%
       137      1/25/2016      50,434,697.68         149,265.87       7.1515       7.2941         3.55%
       138      2/25/2016      49,186,682.59         146,130.74       7.1728       7.3164         3.57%
       139      3/25/2016      47,968,687.86         161,298.05       7.2049       7.3333         4.04%
       140      4/25/2016      46,780,007.73         139,795.75       7.2285         7.31         3.59%
       141      5/25/2016      45,619,950.38         145,937.92       7.2471       7.2759         3.84%
       142      6/25/2016      44,487,845.16         134,109.74       7.2667       7.2412         3.62%
       143      7/25/2016      43,382,957.11         139,832.30        7.284       7.2047         3.87%
       144      8/25/2016      42,304,694.85         130,022.28       7.2695       7.1693         3.69%
       145      9/25/2016      41,252,430.12         134,014.55       7.0677       7.1385         3.90%
       146     10/25/2016      40,225,532.35         140,337.39       7.0287       7.1478         4.19%
       147     11/25/2016      39,223,398.96         130,278.50        7.042       7.1709         3.99%
       148     12/25/2016      38,245,403.77         134,351.38       7.0562       7.1934         4.22%
       149      1/25/2017      37,290,942.62         125,148.42       7.0716        7.217         4.03%
       150      2/25/2017      36,359,546.23         122,816.79       7.0915       7.2397         4.05%
       151      3/25/2017      35,450,666.57         139,075.01       7.1353       7.2612         4.71%
       152      4/25/2017      34,563,776.97         117,802.29       7.1598       7.2696         4.09%
       153      5/25/2017      33,698,356.99         122,076.21        7.175       7.2731         4.35%
       154      6/25/2017      32,853,933.48         114,891.06       7.1908       7.2773         4.20%
       155      7/25/2017      32,030,091.57         118,655.25       7.2054       7.2803         4.45%
       156      8/25/2017      31,226,208.61         111,256.27       7.2138       7.2844         4.28%
       157      9/25/2017      30,441,807.84         110,360.13       7.1804       7.2913         4.35%
       158     10/25/2017      29,676,426.09         113,856.78       7.1825       7.3167         4.60%
       159     11/25/2017      28,929,613.77         107,154.23        7.197        7.352         4.44%
       160     12/25/2017      28,200,957.98         110,977.31        7.211       7.3865         4.72%
       161      1/25/2018      27,490,139.64         104,501.04       7.2264       7.4224         4.56%
       162      2/25/2018      26,796,589.61         102,611.05       7.2539       7.4574         4.60%
       163      3/25/2018      26,119,892.75         112,849.34       7.3459       7.4902         5.18%
       164      4/25/2018      25,459,649.49          97,846.75       7.3837       7.5015         4.61%
       165      5/25/2018      24,815,468.50         100,734.15       7.3999       7.5057         4.87%
       166      6/25/2018      24,187,012.94          95,937.83       7.4163       7.5105         4.76%
       167      7/25/2018      23,574,000.55          98,385.02       7.4314       7.5141         5.01%
       168      8/25/2018      22,975,919.48          93,281.96       7.4404       7.5189         4.87%
       169      9/25/2018      22,392,412.19          92,604.67       7.4079       7.5247         4.96%
       170     10/25/2018      21,823,130.68          94,888.32       7.4106       7.5389         5.22%
       171     11/25/2018      21,267,736.04          90,267.48       7.4258       7.5591         5.09%
       172     12/25/2018      20,725,910.46          92,489.33       7.4402       7.5783         5.35%
       173      1/25/2019      20,197,365.66          88,105.90        7.456       7.5987         5.23%
       174      2/25/2019      19,681,734.79          86,918.30        7.474       7.6176         5.30%
       175      3/25/2019      19,171,235.65          94,204.00       7.5037       7.6266         5.90%
       176      4/25/2019      18,680,431.67          84,518.30       7.5247        7.567         5.43%
       177      5/25/2019      18,177,384.05          86,065.76       7.5396       7.4896         5.68%
       178      6/25/2019      17,712,280.49          81,745.49       7.5554       7.4106         5.54%
       179      7/25/2019      17,261,461.92          83,200.93       7.5682       7.3297         5.78%
       180      8/25/2019      16,822,175.26          80,329.58        7.525       7.2499         5.73%
       181      9/25/2019      16,393,608.47          82,546.86       7.1543        7.175         6.04%
       182     10/25/2019      15,975,498.76          84,247.05       7.0697       7.1524         6.33%
       183     11/25/2019      15,567,593.89          80,828.43       7.0762       7.1434         6.23%
       184     12/25/2019      15,169,568.92          80,522.82       7.0848       7.1338         6.37%
       185      1/25/2020      14,781,029.11          77,773.15       7.0942        7.125         6.31%
       186      2/25/2020      14,402,271.81          76,974.38       7.0918       7.1148         6.41%
       187      3/25/2020      14,032,792.70          79,716.99       7.0254       7.1056         6.82%
       188      4/25/2020      13,672,366.68          75,831.65       7.0154       7.1015         6.66%
       189      5/25/2020      13,320,778.00          76,334.06       7.0223       7.0971         6.88%
       190      6/25/2020      12,977,796.58          73,933.70       7.0309       7.0934         6.84%
       191      7/25/2020      12,643,196.12          74,434.83       7.0383       7.0887         7.06%
       192      8/25/2020      12,316,817.65          72,453.10       7.0391        7.085         7.06%
       193      9/25/2020      11,998,464.71          71,947.91       6.9967       7.0841         7.20%
       194     10/25/2020      11,687,943.90          72,341.63       6.9913       7.1016         7.43%
       195     11/25/2020      11,385,068.39          70,643.66       6.9987       7.1285         7.45%
       196     12/25/2020      11,089,667.42          71,135.21       7.0056       7.1544         7.70%
       197      1/25/2021      10,801,604.15          69,545.54        7.014       7.1817         7.73%
       198      2/25/2021      10,520,647.23          68,861.91       7.0336       7.2081         7.85%
       199      3/25/2021      10,246,624.63          70,308.62       7.1141       7.2321         8.23%
       200      4/25/2021       9,979,374.23          67,413.57       7.1435       7.2353         8.11%
       201      5/25/2021       9,718,733.29          67,597.16       7.1523       7.2315         8.35%
       202      6/25/2021       9,464,564.12          66,619.90       7.1614       7.2283         8.45%
       203      7/25/2021       9,216,737.05          66,613.85       7.1691       7.2239         8.67%
       204      8/25/2021       8,975,046.31          65,569.15       7.1703       7.2207         8.77%
       205      9/25/2021       8,739,343.70          65,141.14       7.1283       7.2203         8.94%
       206     10/25/2021       8,509,484.71          65,031.21       7.1233       7.2393         9.17%
       207     11/25/2021       8,285,329.11          64,190.42       7.1312        7.268         9.30%
       208     12/25/2021       8,066,745.16          64,135.48       7.1384       7.2959         9.54%
       209      1/25/2022       7,853,627.57          63,397.51       7.1472        7.325         9.69%
       210      2/25/2022       7,645,810.06          62,938.86       7.1682       7.3533         9.88%
       211      3/25/2022       7,443,163.77          62,894.24       7.2549       7.3792        10.14%
       212      4/25/2022       7,245,565.30          62,065.76       7.2863       7.3832        10.28%
       213      5/25/2022       7,052,893.93          61,799.72       7.2956       7.3801        10.51%
       214      6/25/2022       6,865,043.44         194,683.15        7.305       7.3776        34.03%
       215      7/25/2022       6,681,918.04         238,785.74       7.3131       7.3739        42.88%
       216      8/25/2022       6,503,366.85         232,713.09        7.315       7.3714        42.94%
       217      9/25/2022       6,329,278.81         226,788.41       7.2743       7.3717        43.00%
       218     10/25/2022       6,159,545.88         221,008.69         7.27       7.3909        43.06%
       219     11/25/2022       5,994,062.84         215,383.54       7.2783         7.42        43.12%
       220     12/25/2022       5,832,731.42         209,961.34       7.2861       7.4482        43.20%
       221      1/25/2023       5,675,473.83         204,595.96       7.2953       7.4777        43.26%
       222      2/25/2023       5,522,164.10         199,359.89       7.3167       7.5062        43.32%
       223      3/25/2023       5,372,705.87         194,252.61       7.4032        7.532        43.39%
       224      4/25/2023       5,227,006.06         189,270.42       7.4349       7.5339        43.45%
       225      5/25/2023       5,084,973.41         184,435.72       7.4445       7.5279        43.52%
       226      6/25/2023       4,946,527.95         179,760.64       7.4544       7.5226        43.61%
       227      7/25/2023       4,811,597.28         175,134.53       7.4628        7.516        43.68%
       228      8/25/2023       4,680,071.44         170,621.63        7.463       7.5105        43.75%
       229      9/25/2023       4,551,867.58         166,219.36       7.4095        7.505        43.82%
       230     10/25/2023       4,426,904.81         161,925.44       7.4022       7.5033        43.89%
       231     11/25/2023       4,305,104.41         157,732.59       7.4107       7.5044        43.97%
       232     12/25/2023       4,186,387.77         153,634.15       7.4186       7.5043        44.04%
       233      1/25/2024       4,070,676.54         149,649.88       7.4275       7.5053        44.12%
       234      2/25/2024       3,957,902.69         145,741.17       7.4309       7.5047        44.19%
       235      3/25/2024       3,848,017.36         141,940.60        7.405       7.4958        44.26%
       236      4/25/2024       3,740,938.37         138,187.86       7.4057       7.4317        44.33%
       237      5/25/2024       3,636,643.20         134,443.96       7.4129       7.3534        44.36%
       238      6/25/2024       3,535,110.15         129,541.61       7.4215       7.2741        43.97%
       239      7/25/2024       3,437,352.39         126,088.82       7.4272        7.193        44.02%
       240      8/25/2024       3,342,162.06         122,810.40       7.3803       7.1134        44.09%
       241      9/25/2024       3,249,393.10         119,605.41       7.0292       7.0364        44.17%
       242     10/25/2024       3,158,983.16         116,475.75       6.9457       6.9966        44.25%
       243     11/25/2024       3,070,873.23         113,333.76       6.9469       6.9648        44.29%
       244     12/25/2024       2,984,969.97         110,127.72       6.9502       6.9324        44.27%
       245      1/25/2025       2,901,160.53         107,236.52       6.9538       6.9006        44.36%
       246      2/25/2025       2,819,496.83         104,420.62       6.9347       6.8673        44.44%
       247      3/25/2025       2,739,927.82         101,669.62       6.7942       6.8337        44.53%
       248      4/25/2025       2,662,399.87          98,986.06       6.7602       6.8001        44.62%
       249      5/25/2025       2,586,862.59          96,319.32       6.7604       6.7646        44.68%
       250      6/25/2025       2,513,245.10          93,646.94        6.763       6.7293        44.71%
       251      7/25/2025       2,441,468.72          91,164.83        6.764       6.6929        44.81%
       252      8/25/2025       2,371,545.68          88,746.73       6.7429       6.6577        44.91%
       253      9/25/2025       2,303,431.28          86,384.73       6.5899       6.6259        45.00%
       254     10/25/2025       2,237,078.93          84,081.62       6.5522       6.6245        45.10%
       255     11/25/2025       2,172,445.23          81,810.28       6.5518       6.6334        45.19%
       256     12/25/2025       2,109,475.81          79,580.25       6.5518       6.6418        45.27%
       257      1/25/2026       2,048,122.73          77,450.71       6.5529       6.6511        45.38%
       258      2/25/2026       1,988,367.84          75,374.99       6.5588       6.6596        45.49%
       259      3/25/2026       1,930,171.78          73,352.08        6.591       6.6656        45.60%
       260      4/25/2026       1,873,496.31          71,379.94       6.6018       6.6539        45.72%
       261      5/25/2026       1,818,303.68          69,457.29       6.6026       6.6361        45.84%
       262      6/25/2026       1,764,557.07          67,572.57       6.6039       6.6186        45.95%
       263      7/25/2026       1,712,215.45          65,744.78       6.6039       6.6002        46.08%
       264      8/25/2026       1,661,248.79          63,963.42       6.5935       6.5827        46.20%
       265      9/25/2026       1,611,623.07          62,225.65       6.5174       6.5683        46.33%
       266     10/25/2026       1,563,304.25          60,531.81       6.4984       6.5762        46.46%
       267     11/25/2026       1,516,259.87          58,875.47       6.4981       6.5935        46.60%
       268     12/25/2026       1,470,455.52          57,264.65       6.4977       6.6101        46.73%
       269      1/25/2027       1,425,862.24          55,697.77       6.4986       6.6277        46.88%
       270      2/25/2027       1,382,451.50          54,170.49       6.5096       6.6445        47.02%
       271      3/25/2027       1,340,193.69          52,683.02        6.576       6.6586        47.17%
       272      4/25/2027       1,299,060.55          51,233.38       6.5958       6.6515        47.33%
       273      5/25/2027       1,259,023.96          49,825.19       6.5969       6.6375        47.49%
       274      6/25/2027       1,220,058.84          48,451.27       6.5981       6.6239        47.65%
       275      7/25/2027       1,182,137.42          47,108.34       6.5981       6.6094        47.82%
       276      8/25/2027       1,145,231.29          45,799.74         6.59       6.5958        47.99%
       277      9/25/2027       1,109,315.03          44,523.86       6.5301       6.5845        48.16%
       278     10/25/2027       1,074,363.40          43,280.59        6.515       6.5913        48.34%
       279     11/25/2027       1,040,352.20          42,066.43        6.515        6.605        48.52%
       280     12/25/2027       1,007,256.31          40,885.34       6.5148        6.618        48.71%
       281      1/25/2028         975,053.84          39,736.01       6.5156        6.632        48.90%
       282      2/25/2028         943,723.15          38,616.11       6.5244       6.6452        49.10%
       283      3/25/2028         913,242.19          37,525.53       6.5773       6.6567        49.31%
       284      4/25/2028         883,589.83          36,463.07       6.5925       6.6534        49.52%
       285      5/25/2028         854,745.14          35,430.81       6.5933       6.6453        49.74%
       286      6/25/2028         826,689.29          34,425.58       6.5944       6.6377        49.97%
       287      7/25/2028         799,402.45          33,442.59       6.5945       6.6292        50.20%
       288      8/25/2028         772,862.92          32,485.02       6.5901       6.6217        50.44%
       289      9/25/2028         747,051.73          31,552.00       6.5551       6.6165        50.68%
       290     10/25/2028         721,950.27          30,643.20       6.5463        6.628        50.93%
       291     11/25/2028         697,540.53          29,758.33       6.5467       6.6475        51.19%
       292     12/25/2028         673,805.15          28,900.67       6.5466       6.6662        51.47%
       293      1/25/2029         650,729.46          28,061.18       6.5478        6.686        51.75%
       294      2/25/2029         628,294.03          27,243.42       6.5604       6.7051        52.03%
       295      3/25/2029         606,482.45          26,447.48       6.6346       6.7213        52.33%
       296      4/25/2029         585,279.10          25,672.35       6.6567       6.7154        52.64%
       297      5/25/2029         564,668.42          24,913.70       6.6582       6.7024        52.95%
       298      6/25/2029         544,643.01          24,113.20       6.6597       6.6897        53.13%
       299      7/25/2029         525,249.43          23,395.34         6.66       6.6762        53.45%
       300      8/25/2029         506,405.51          22,701.17       6.6526       6.6636        53.79%
       301      9/25/2029         488,092.36          22,025.02       6.6526       6.6636        54.15%
       302     10/25/2029         470,296.22          21,366.63       6.6526       6.6636        54.52%
       303     11/25/2029         453,003.77          20,724.17       6.6526       6.6636        54.90%
       304     12/25/2029         436,201.17          20,097.79       6.6526       6.6636        55.29%
       305      1/25/2030         419,875.27          19,490.41       6.6526       6.6636        55.70%
       306      2/25/2030         404,015.45          18,899.14       6.6526       6.6636        56.13%
       307      3/25/2030         388,609.69          18,323.55       6.6526       6.6636        56.58%
       308      4/25/2030         373,646.24          17,763.24       6.6526       6.6636        57.05%
       309      5/25/2030         359,113.64          17,217.85       6.6526       6.6636        57.53%
       310      6/25/2030         345,000.71          16,686.98       6.6526       6.6636        58.04%
       311      7/25/2030         331,296.57          16,170.29       6.6526       6.6636        58.57%
       312      8/25/2030         317,990.58          15,667.41       6.6526       6.6636        59.12%
       313      9/25/2030         305,072.37          15,177.99       6.6526       6.6636        59.70%
       314     10/25/2030         292,531.84          14,701.71       6.6526       6.6636        60.31%
       315     11/25/2030         280,359.12          14,238.23       6.6526       6.6636        60.94%
       316     12/25/2030         268,544.60          13,787.23       6.6526       6.6636        61.61%
       317      1/25/2031         257,078.91          13,348.39       6.6526       6.6636        62.31%
       318      2/25/2031         245,952.89          12,921.40       6.6526       6.6636        63.04%
       319      3/25/2031         235,157.64          12,505.98       6.6526       6.6636        63.82%
       320      4/25/2031         224,684.45          12,101.83       6.6526       6.6636        64.63%
       321      5/25/2031         214,524.85          11,708.66       6.6526       6.6636        65.50%
       322      6/25/2031         204,670.56          11,326.19       6.6526       6.6636        66.41%
       323      7/25/2031         195,113.52          10,954.16       6.6526       6.6636        67.37%
       324      8/25/2031         185,845.88          10,592.30       6.6526       6.6636        68.39%
       325      9/25/2031         176,859.96          10,240.35       6.6526       6.6636        69.48%
       326     10/25/2031         168,148.29           9,898.06       6.6526       6.6636        70.64%
       327     11/25/2031         159,703.58           9,565.19       6.6526       6.6636        71.87%
       328     12/25/2031         151,518.73           9,241.50       6.6526       6.6636        73.19%
       329      1/25/2032         143,586.80           8,926.75       6.6526       6.6636        74.60%
       330      2/25/2032         135,901.04           8,620.71       6.6526       6.6636        76.12%
       331      3/25/2032         128,454.87           8,323.17       6.6526       6.6636        77.75%
       332      4/25/2032         121,241.87           8,033.91       6.6526       6.6636        79.52%
       333      5/25/2032         114,255.77           7,752.71       6.6526       6.6636        81.42%
       334      6/25/2032         107,490.47           7,479.36       6.6526       6.6636        83.50%
       335      7/25/2032         100,940.03           7,213.68       6.6526       6.6636        85.76%
       336      8/25/2032          94,598.64           6,955.46       6.6526       6.6636        88.23%
       337      9/25/2032          88,460.65           6,704.51       6.6526       6.6636        90.95%
       338     10/25/2032          82,520.55           6,460.64       6.6526       6.6636        93.95%
       339     11/25/2032          76,772.97           6,223.67       6.6526       6.6636        97.28%
       340     12/25/2032          71,212.67           5,993.42       6.6526       6.6636       100.99%
       341      1/25/2033          65,834.54           5,769.73       6.6526       6.6636       105.17%
       342      2/25/2033          60,633.62           5,552.41       6.6526       6.6636       109.89%
       343      3/25/2033          55,605.05           5,341.32       6.6526       6.6636       115.27%
       344      4/25/2033          50,744.11           5,136.27       6.6526       6.6636       121.46%
       345      5/25/2033          46,046.19           4,937.13       6.6526       6.6636       128.67%
       346      6/25/2033          41,506.81           4,743.73       6.6526       6.6636       137.15%
       347      7/25/2033          37,121.58           4,555.93       6.6526       6.6636       147.28%
       348      8/25/2033          32,886.24           4,373.58       6.6526       6.6636       159.59%
       349      9/25/2033          28,796.64           4,196.53       6.6526       6.6636       174.88%
       350     10/25/2033          24,848.72           4,024.66       6.6526       6.6636       194.36%
       351     11/25/2033          21,038.55           3,857.60       6.6526       6.6636       220.03%
       352     12/25/2033          17,362.50           3,656.90       6.6526       6.6636       252.74%
       353      1/25/2034          13,855.37           3,472.84       6.6526       6.6636       300.78%
       354      2/25/2034          10,501.92           3,210.52       6.6526       6.6636       366.85%
       355      3/25/2034           7,381.74           2,983.52       6.6526       6.6636       485.01%
       356      4/25/2034           4,461.53           2,672.28       6.6526       6.6636       718.75%
       357      5/25/2034             1827.4            1810.91       6.6526       6.6636      1189.17%
       358          49120              31.74              32.03       6.6526       6.6636      1210.96%
Total

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

                    B1                                           B3
-------------------------------            -------------------------------------
              DM      Price                                DM    Price
-------------------------------            -------------------------------------
                130    102.4290                             300   102.3138
                135    102.1829                             305   102.0795
                140    101.9376                             310   101.8458
                145    101.6929                             315   101.6128
                150    101.4490                             320   101.3805
                155    101.2057                             325   101.1488
                160    100.9632                             330   100.9177
                165    100.7214                             335   100.6873
                170    100.4802                             340   100.4576
                175    100.2398                             345   100.2285
                180    100.0000                             350   100.0000
                185     99.7609                             355    99.7722
                190     99.5225                             360    99.5450
                195     99.2848                             365    99.3184
                200     99.0478                             370    99.0925
                205     98.8114                             375    98.8672
                210     98.5758                             380    98.6425
                215     98.3408                             385    98.4185
                220     98.1064                             390    98.1951
                225     97.8728                             395    97.9723
                230     97.6398                             400    97.7501
Average Life               5.22            Average Life               5.22
Mod Duration @ 180.00      4.72            Mod Duration @ 350.00      4.47
-------------------------------            -------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

               B-3
------------------------------------
 Period        Cashcap
------------------------------------
            1            14.37
            2             9.45
            3             9.25
            4             9.46
            5             9.25
            6             9.25
            7             9.92
            8             9.25
            9             9.46
           10             9.25
           11             9.46
           12             9.25
           13             9.26
           14             9.46
           15             9.26
           16             9.47
           17             9.26
           18             9.26
           19             9.95
           20             9.29
           21            10.06
           22             9.67
           23             9.93
           24             9.65
           25             9.65
           26              9.9
           27              9.8
           28            10.14
           29             9.85
           30             9.84
           31            10.77
           32             9.89
           33            10.35
           34             9.92
           35            10.23
           36             9.91
           37             9.91
           38            10.17
           39            10.16
           40            10.13
           41              9.8
           42             9.79
           43            10.47
           44              9.8
           45            10.17
           46             9.96
           47            10.29
           48             9.95
           49             9.95
           50            10.28
           51             9.95
           52            10.28
           53             9.95
           54             9.94
           55               11
           56             9.94
           57            10.27
           58            10.05
           59            10.39
           60            10.05
           61            10.04
           62            10.37
           63            10.03
           64            10.36
           65            10.02
           66            10.02
           67            11.08
           68               10
           69            10.33
           70             9.99
           71            10.32
           72             9.98
           73             9.97
           74             10.3
           75             9.96
           76            10.29
           77             9.95
           78             9.95
           79            11.01
           80             9.93
           81            10.26
           82             9.92
           83            10.25
           84             9.91
           85             9.91
           86            10.23
           87             9.89
           88            10.22
           89             9.88
           90             9.88
           91            10.55
           92             9.87
           93            10.19
           94             9.86
           95            10.18
           96             9.84
           97             9.84
           98            10.16
           99             9.83
          100            10.15
          101             9.82
          102             9.81
          103            10.86
          104              9.8
          105            10.12
          106             9.79
          107            10.11
          108             9.78
          109             9.77
          110            10.09
          111             9.76
          112            10.08
          113             9.75
          114             9.75
------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be
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would contain material information not contained herein and to which prospective
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The following information may contain general, summary discussions of certain
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The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon
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actual future events. Accordingly, there can be no assurance that estimated
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estimated returns and projections should be viewed as hypothetical. Recipients
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appropriate, and should fully consider other available information in making a
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indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are
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applicable, confidentiality regarding the identity of an issuer of securities or
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The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by
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would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------------------------------------
                                                    Forward
--------------------------------------------------------------------------------------------------------------
Per       Date           Coll_Bal          XS_Interest          1mLIBOR     6mLIBOR      XS as %
--------------------------------------------------------------------------------------------------------------
         1      9/25/2004   1,363,014,352.71       6,030,851.11          1.6         1.94         5.31%
         2     10/25/2004   1,350,271,743.46       4,855,207.30       1.7334       2.0317         4.31%
         3     11/25/2004   1,334,984,316.44       4,543,195.77       1.8935       2.1355         4.08%
         4     12/25/2004   1,317,457,450.73       4,414,325.96       2.0373       2.2286         4.02%
         5      1/25/2005   1,298,413,684.75       4,230,008.05       2.0673        2.314         3.91%
         6      2/25/2005   1,277,915,534.69       4,061,269.91       2.1628       2.4092         3.81%
         7      3/25/2005   1,255,973,234.71       3,228,834.19       3.2581       3.5062         3.08%
         8      4/25/2005   1,232,668,511.82       2,708,433.96       3.3465       3.5983         2.64%
         9      5/25/2005   1,207,597,305.29       2,683,767.82       3.4431       3.6936         2.67%
        10      6/25/2005   1,180,329,283.12       2,405,181.33       3.5395       3.7888         2.45%
        11      7/25/2005   1,153,460,678.06       2,392,908.11       3.6283       3.8838         2.49%
        12      8/25/2005   1,127,335,068.28       2,126,440.05       3.7233       3.9815         2.26%
        13      9/25/2005   1,101,953,404.32       1,116,975.83       4.8203       5.0812         1.22%
        14     10/25/2005   1,077,292,309.46       1,161,564.28        4.914       5.1748         1.29%
        15     11/25/2005   1,053,327,468.74         913,959.43       5.0091       5.2629         1.04%
        16     12/25/2005   1,030,039,512.35         964,159.08       5.1045       5.3494         1.12%
        17      1/25/2006   1,007,421,931.05         720,211.82       5.2083       5.4345         0.86%
        18      2/25/2006     985,466,373.09         629,649.73       5.3079       5.5069         0.77%
        19      3/25/2006     964,148,485.39       1,000,067.14       5.3935       5.5759         1.24%
        20      4/25/2006     942,865,770.61         547,077.16       5.4312        5.641         0.70%
        21      5/25/2006     921,197,867.78       1,017,134.81       5.5168       5.7056         1.32%
        22      6/25/2006     891,895,713.26       1,632,078.11       5.6038       5.7675         2.20%
        23      7/25/2006     844,918,262.38       1,666,505.09        5.633       5.8271         2.37%
        24      8/25/2006     803,737,104.84       1,403,951.44       5.7047       5.8854         2.10%
        25      9/25/2006     768,222,556.27       1,293,660.37       5.7865       5.9433         2.02%
        26     10/25/2006     737,478,532.44       1,348,971.57       5.8141       5.9958         2.20%
        27     11/25/2006     710,648,997.98       1,245,918.24        5.883       6.0473         2.10%
        28     12/25/2006     686,591,426.96       1,537,762.08       5.9578       6.0961         2.69%
        29      1/25/2007     664,293,202.06       1,365,575.37        5.978       6.1438         2.47%
        30      2/25/2007     643,561,059.35       1,287,723.62       6.0429       6.1898         2.40%
        31      3/25/2007     624,248,764.50       1,554,334.19       6.1098       6.2351         2.99%
        32      4/25/2007     606,169,536.16       1,211,903.02       6.1151       6.2779         2.40%
        33      5/25/2007     589,052,402.62       1,340,029.96       6.1698       6.3215         2.73%
        34      6/25/2007     571,558,952.16       1,397,085.59       6.2352       6.3652         2.93%
        35      7/25/2007     552,239,517.52       1,444,869.42       6.2476        6.407         3.14%
        36      8/25/2007     534,163,205.16       1,277,700.27       6.3025       6.4484         2.87%
        37      9/25/2007     517,332,451.65      13,271,277.53       6.3643       6.4897        30.78%
        38     10/25/2007     501,580,841.19       2,214,675.55       6.3737       6.5277         5.30%
        39     11/25/2007     486,636,424.26       2,064,350.02       6.4269       6.5671         5.09%
        40     12/25/2007     472,398,245.36       2,144,773.26       6.4839       6.6052         5.45%
        41      1/25/2008     458,804,364.43       1,982,649.32       6.4915       6.6429         5.19%
        42      2/25/2008     445,811,403.47       1,892,658.42       6.5426       6.6783         5.09%
        43      3/25/2008     433,386,927.78       1,972,189.16       6.5955       6.7137         5.46%
        44      4/25/2008     421,500,325.72       1,747,823.70       6.6042       6.7476         4.98%
        45      5/25/2008     410,120,369.99       1,760,525.16       6.6521       6.7806         5.15%
        46      6/25/2008     399,212,013.51       1,640,400.31        6.703       6.8136         4.93%
        47      7/25/2008     388,745,739.51       1,662,409.52       6.7004        6.845         5.13%
        48      8/25/2008     378,671,068.05       1,523,136.40       6.7461       6.8781         4.83%
        49      9/25/2008     368,969,181.95       1,462,227.88       6.7946       6.9112         4.76%
        50     10/25/2008     359,623,702.73       1,487,728.99       6.7996       6.9406         4.96%
        51     11/25/2008     350,619,063.43       1,370,225.97       6.8453       6.9714         4.69%
        52     12/25/2008     341,940,796.88       1,404,928.07       6.8904       7.0007         4.93%
        53      1/25/2009     333,576,115.88       1,296,754.04       6.8942         7.03         4.66%
        54      2/25/2009     325,509,341.36       1,246,182.29       6.9384       7.0569         4.59%
        55      3/25/2009     317,727,549.12       1,388,519.12       6.9795       7.0836         5.24%
        56      4/25/2009     310,217,126.09       1,167,367.24       6.9779       7.1105         4.52%
        57      5/25/2009     302,963,325.33       1,191,660.80       7.0177       7.1186         4.72%
        58      6/25/2009     295,933,887.69       1,134,238.45       7.0589       7.1181         4.60%
        59      7/25/2009     289,073,962.50       1,166,699.11       7.0523       7.1163         4.84%
        60      8/25/2009     282,376,802.83       1,073,094.65       7.0912       7.1225         4.56%
        61      9/25/2009     275,838,721.28       1,037,163.81       7.1354       7.1299         4.51%
        62     10/25/2009     269,455,868.96       1,089,109.03       7.0257        7.146         4.85%
        63     11/25/2009     263,224,478.46       1,014,881.06       7.0142       7.1956         4.63%
        64     12/25/2009     257,141,085.37       1,043,437.11       7.0498       7.2532         4.87%
        65      1/25/2010     251,202,834.57         960,596.35       7.0872       7.3124         4.59%
        66      2/25/2010     245,405,262.68         927,895.79       7.1338       7.3714         4.54%
        67      3/25/2010     239,744,918.17       1,030,327.42       7.2496        7.426         5.16%
        68      4/25/2010     234,218,502.79         850,525.34       7.3111       7.4357         4.36%
        69      5/25/2010     228,822,791.13         873,102.93       7.3519       7.4341         4.58%
        70      6/25/2010     223,554,084.11         807,088.44       7.3926       7.4313         4.33%
        71      7/25/2010     218,406,658.20         826,497.08       7.4316       7.4266         4.54%
        72      8/25/2010     213,376,718.75         759,412.48       7.4458       7.4221         4.27%
        73      9/25/2010     208,461,570.69         763,539.30       7.3108       7.4219         4.40%
        74     10/25/2010     203,658,593.64         788,410.99       7.3019       7.4569         4.65%
        75     11/25/2010     198,965,227.70         723,963.56       7.3343       7.5058         4.37%
        76     12/25/2010     194,379,046.93         746,306.24       7.3674       7.5543         4.61%
        77      1/25/2011     189,898,020.37         683,695.00       7.4016       7.6042         4.32%
        78      2/25/2011     185,519,255.37         660,665.14       7.4448       7.6534         4.27%
        79      3/25/2011     181,240,410.29         747,019.14       7.5329       7.6957         4.95%
        80      4/25/2011     177,059,207.13         609,307.59       7.5834       7.6834         4.13%
        81      5/25/2011     172,973,420.45         627,163.96       7.6192       7.6574         4.35%
        82      6/25/2011     168,980,936.23         572,214.50       7.6552       7.6295         4.06%
        83      7/25/2011     165,079,702.57         589,436.16        7.689       7.5995         4.28%
        84      8/25/2011     161,267,494.22         540,675.49        7.686       7.5696         4.02%
        85      9/25/2011     157,542,281.73         555,468.53       7.4645       7.5424         4.23%
        86     10/25/2011     153,902,081.55         578,456.06       7.4295       7.5489         4.51%
        87     11/25/2011     150,344,954.95         529,841.02       7.4548        7.565         4.23%
        88     12/25/2011     146,869,000.86         544,017.40       7.4813       7.5804         4.44%
        89      1/25/2012     143,472,298.16         497,464.13       7.5086       7.5963         4.16%
        90      2/25/2012     140,153,123.16         483,089.65       7.5287       7.6111         4.14%
        91      3/25/2012     136,909,709.45         531,466.09       7.5077       7.6268         4.66%
        92      4/25/2012     133,740,331.36         411,524.96       7.5219       7.6448         3.69%
        93      5/25/2012     130,643,302.80         428,203.07       7.5465       7.6625         3.93%
        94      6/25/2012     127,616,983.14         387,744.84       7.5725       7.6808         3.65%
        95      7/25/2012     124,659,897.73         403,844.81       7.5975       7.6981         3.89%
        96      8/25/2012     121,770,324.64         364,471.75       7.6185       7.7163         3.59%
        97      9/25/2012     118,946,724.19         356,205.14       7.6113        7.737         3.59%
        98     10/25/2012     116,187,594.15         372,232.29       7.6275       7.7713         3.84%
        99     11/25/2012     113,491,467.70         335,217.04       7.6523       7.8142         3.54%
       100     12/25/2012     110,856,911.98         351,656.27       7.6765       7.8565         3.81%
       101      1/25/2013     108,282,713.50         316,230.71        7.702       7.9002         3.50%
       102      2/25/2013     105,767,307.48         305,393.47        7.738       7.9432         3.46%
       103      3/25/2013     103,309,351.82         307,778.82        7.829       7.9846         3.58%
       104      4/25/2013     100,907,539.02         122,908.78       7.8739       8.0058         1.46%
       105      5/25/2013      98,560,592.04         142,191.35       7.9008       8.0212         1.73%
       106      6/25/2013      96,267,264.92         116,589.10       7.9278        8.037         1.45%
       107      7/25/2013      94,026,433.86         135,184.38       7.9536       8.0517         1.73%
       108      8/25/2013      91,836,804.79         110,598.92       7.9734       8.0672         1.45%
       109      9/25/2013      89,697,210.93         110,883.28       7.9527       8.0839         1.48%
       110     10/25/2013      87,606,514.01         129,005.93        7.966       8.1079         1.77%
       111     11/25/2013      85,563,601.74         105,935.31       7.9914       8.1376         1.49%
       112     12/25/2013      83,567,388.79         122,675.10       8.0162       8.1664         1.76%
       113      1/25/2014      81,616,827.44         100,750.15       8.0421       8.1963         1.48%
       114      2/25/2014      79,710,864.35          98,100.59         8.07        8.225         1.48%
       115      3/25/2014      77,848,483.87         148,938.47        8.106       8.2472         2.30%
       116      4/25/2014      76,028,895.97          92,159.43       8.1358       8.2214         1.45%
       117      5/25/2014      74,251,313.22         106,873.88       8.1611       8.1829         1.73%
       118      6/25/2014      72,514,830.36          87,310.73       8.1872       8.1432         1.44%
       119      7/25/2014      70,819,032.50         101,504.79        8.211       8.1015         1.72%
       120      8/25/2014      69,162,339.31          85,144.30       8.1964       8.0606         1.48%
       121      9/25/2014      67,543,542.68          96,970.32       7.9549       8.0246         1.72%
       122     10/25/2014      65,961,775.87         112,785.85       7.9094        8.034         2.05%
       123     11/25/2014      64,416,201.69          96,179.39        7.927       8.0584         1.79%
       124     12/25/2014      62,905,997.47         108,042.03       7.9458       8.0822         2.06%
       125      1/25/2015      61,430,355.12          92,205.13       7.9658       8.1071         1.80%
       126      2/25/2015      59,988,494.60          90,216.58       7.9883        8.131         1.80%
       127      3/25/2015      58,579,648.04         126,471.21       8.0229       8.1541         2.59%
       128      4/25/2015      57,203,065.24          85,847.36       8.0481       8.1659         1.80%
       129      5/25/2015      55,858,012.67          96,519.38       8.0676       8.1736         2.07%
       130      6/25/2015      54,543,774.67          82,651.44       8.0879       8.1819         1.82%
       131      7/25/2015      53,259,657.70          92,774.04       8.1069        8.189         2.09%
       132      8/25/2015      52,004,969.58          79,893.30       8.1195       8.1971         1.84%
       133      9/25/2015      50,779,040.80          80,343.94       8.0891       8.2064         1.90%
       134     10/25/2015      49,581,217.00          90,120.56       8.0951       8.2248         2.18%
       135     11/25/2015      48,410,860.12          78,069.54       8.1139       8.2482         1.94%
       136     12/25/2015      47,267,346.79          86,988.25       8.1321       8.2706         2.21%
       137      1/25/2016      46,150,071.21          75,578.33       8.1515       8.2941         1.97%
       138      2/25/2016      45,058,432.74          74,311.04       8.1728       8.3164         1.98%
       139      3/25/2016      43,991,848.15          91,507.82       8.2049       8.3333         2.50%
       140      4/25/2016      42,949,748.26          71,463.85       8.2285         8.31         2.00%
       141      5/25/2016      41,931,576.49          79,328.80       8.2471       8.2759         2.27%
       142      6/25/2016      40,936,789.20          69,501.16       8.2667       8.2412         2.04%
       143      7/25/2016      39,964,853.39          76,906.53        8.284       8.2047         2.31%
       144      8/25/2016      39,015,250.65          68,665.73       8.2695       8.1693         2.11%
       145      9/25/2016      38,087,473.47          73,519.34       8.0677       8.1385         2.32%
       146     10/25/2016      37,181,023.37          81,504.92       8.0287       8.1478         2.63%
       147     11/25/2016      36,295,417.92          73,119.94        8.042       8.1709         2.42%
       148     12/25/2016      35,430,183.36          79,320.64       8.0562       8.1934         2.69%
       149      1/25/2017      34,584,855.43          71,382.51       8.0716        8.217         2.48%
       150      2/25/2017      33,758,983.83          70,457.58       8.0915       8.2397         2.50%
       151      3/25/2017      32,952,126.34          88,575.01       8.1353       8.2612         3.23%
       152      4/25/2017      32,163,851.06          68,112.65       8.1598       8.2696         2.54%
       153      5/25/2017      31,393,735.37          73,512.34        8.175       8.2731         2.81%
       154      6/25/2017      30,641,366.98          66,642.11       8.1908       8.2773         2.61%
       155      7/25/2017      29,906,345.02          71,692.12       8.2054       8.2803         2.88%
       156      8/25/2017      29,188,272.17          65,503.84       8.2138       8.2844         2.69%
       157      9/25/2017      28,486,762.76          65,619.15       8.1804       8.2913         2.76%
       158     10/25/2017      27,801,439.83          70,391.26       8.1825       8.3167         3.04%
       159     11/25/2017      27,131,935.73          64,661.44        8.197        8.352         2.86%
       160     12/25/2017      26,477,891.32          68,852.92        8.211       8.3865         3.12%
       161      1/25/2018      25,838,957.00          63,617.76       8.2264       8.4224         2.95%
       162      2/25/2018      25,214,787.29          62,971.75       8.2539       8.4574         3.00%
       163      3/25/2018      24,605,045.99          74,429.73       8.3459       8.4902         3.63%
       164      4/25/2018      24,009,405.52          60,951.07       8.3837       8.5015         3.05%
       165      5/25/2018      23,427,544.66          63,851.79       8.3999       8.5057         3.27%
       166      6/25/2018      22,859,150.51          60,196.29       8.4163       8.5105         3.16%
       167      7/25/2018      22,303,917.42          62,770.13       8.4314       8.5141         3.38%
       168      8/25/2018      21,761,544.78          59,583.06       8.4404       8.5189         3.29%
       169      9/25/2018      21,231,739.66          59,701.82       8.4079       8.5247         3.37%
       170     10/25/2018      20,714,215.79          62,069.10       8.4106       8.5389         3.60%
       171     11/25/2018      20,208,693.97          59,196.76       8.4258       8.5591         3.52%
       172     12/25/2018      19,714,901.36          61,266.10       8.4402       8.5783         3.73%
       173      1/25/2019      19,232,570.94          58,706.40        8.456       8.5987         3.66%
       174      2/25/2019      18,761,441.86          58,493.42        8.474       8.6176         3.74%
       175      3/25/2019      18,289,055.70          65,702.59       8.5037       8.6266         4.31%
       176      4/25/2019      17,839,400.06          58,016.46       8.5247        8.567         3.90%
       177      5/25/2019      17,360,587.25          59,510.70       8.5396       8.4896         4.11%
       178      6/25/2019      16,934,734.40          57,744.97       8.5554       8.4106         4.09%
       179      7/25/2019      16,523,756.20          58,912.58       8.5682       8.3297         4.28%
       180      8/25/2019      16,123,168.60          57,569.71        8.525       8.2499         4.28%
       181      9/25/2019      15,731,854.85          59,097.83       8.1543        8.175         4.51%
       182     10/25/2019      15,349,602.03          61,355.94       8.0697       8.1524         4.80%
       183     11/25/2019      14,976,205.60          59,021.91       8.0762       8.1434         4.73%
       184     12/25/2019      14,611,463.33          60,555.78       8.0848       8.1338         4.97%
       185      1/25/2020      14,255,174.22          58,467.63       8.0942        8.125         4.92%
       186      2/25/2020      13,907,603.94          58,263.93       8.0918       8.1148         5.03%
       187      3/25/2020      13,568,096.94          61,622.33       8.0254       8.1056         5.45%
       188      4/25/2020      13,236,469.32          58,140.30       8.0154       8.1015         5.27%
       189      5/25/2020      12,912,541.95          59,378.36       8.0223       8.0971         5.52%
       190      6/25/2020      12,596,139.40          57,666.22       8.0309       8.0934         5.49%
       191      7/25/2020      12,287,089.41          58,730.79       8.0383       8.0887         5.74%
       192      8/25/2020      11,985,225.47          57,254.03       8.0391        8.085         5.73%
       193      9/25/2020      11,690,383.90          57,189.46       7.9967       8.0841         5.87%
       194     10/25/2020      11,402,404.53          58,128.45       7.9913       8.1016         6.12%
       195     11/25/2020      11,121,131.15          56,817.93       7.9987       8.1285         6.13%
       196     12/25/2020      10,846,411.07          57,582.20       8.0056       8.1544         6.37%
       197      1/25/2021      10,578,096.18          56,445.50        8.014       8.1817         6.40%
       198      2/25/2021      10,316,039.27          56,243.01       8.0336       8.2081         6.54%
       199      3/25/2021      10,060,097.52          58,205.68       8.1141       8.2321         6.94%
       200      4/25/2021       9,810,131.71          55,749.68       8.1435       8.2353         6.82%
       201      5/25/2021       9,566,005.35          56,125.30       8.1523       8.2315         7.04%
       202      6/25/2021       9,327,585.41          55,472.70       8.1614       8.2283         7.14%
       203      7/25/2021       9,094,742.76          55,752.79       8.1691       8.2239         7.36%
       204      8/25/2021       8,867,348.89          55,224.19       8.1703       8.2207         7.47%
       205      9/25/2021       8,645,279.37          55,153.45       8.1283       8.2203         7.66%
       206     10/25/2021       8,428,412.54          55,342.38       8.1233       8.2393         7.88%
       207     11/25/2021       8,216,629.75          54,925.08       8.1312        8.268         8.02%
       208     12/25/2021       8,009,815.04          55,025.80       8.1384       8.2959         8.24%
       209      1/25/2022       7,807,855.74          54,708.44       8.1472        8.325         8.41%
       210      2/25/2022       7,610,640.21          54,600.39       8.1682       8.3533         8.61%
       211      3/25/2022       7,418,059.97          54,859.40       8.2549       8.3792         8.87%
       212      4/25/2022       7,230,009.26          54,401.64       8.2863       8.3832         9.03%
       213      5/25/2022       7,046,384.43          51,425.62       8.2956       8.3801         8.76%
       214      6/25/2022       6,867,084.43         177,310.58        8.305       8.3776        30.98%
       215      7/25/2022       6,692,010.72         224,176.09       8.3131       8.3739        40.20%
       216      8/25/2022       6,521,066.16         218,752.53        8.315       8.3714        40.25%
       217      9/25/2022       6,354,156.22         213,454.76       8.2743       8.3717        40.31%
       218     10/25/2022       6,191,188.48         208,280.23         8.27       8.3909        40.37%
       219     11/25/2022       6,032,072.83         203,226.20       8.2783         8.42        40.43%
       220     12/25/2022       5,876,721.17         198,290.49       8.2861       8.4482        40.49%
       221      1/25/2023       5,725,047.58         193,468.94       8.2953       8.4777        40.55%
       222      2/25/2023       5,576,967.60         188,759.28       8.3167       8.5062        40.62%
       223      3/25/2023       5,432,398.83         184,159.45       8.4032        8.532        40.68%
       224      4/25/2023       5,291,260.92         179,666.56       8.4349       8.5339        40.75%
       225      5/25/2023       5,153,475.14         175,278.70       8.4445       8.5279        40.81%
       226      6/25/2023       5,018,964.74         170,993.26       8.4544       8.5226        40.88%
       227      7/25/2023       4,887,654.65         166,807.24       8.4628        8.516        40.95%
       228      8/25/2023       4,759,471.28         162,718.74        8.463       8.5105        41.03%
       229      9/25/2023       4,634,342.85         158,725.51       8.4095        8.505        41.10%
       230     10/25/2023       4,512,199.14         154,825.61       8.4022       8.5033        41.18%
       231     11/25/2023       4,392,971.71         151,016.76       8.4107       8.5044        41.25%
       232     12/25/2023       4,276,593.57         147,296.94       8.4186       8.5043        41.33%
       233      1/25/2024       4,162,999.27         143,664.10       8.4275       8.5053        41.41%
       234      2/25/2024       4,052,124.85         140,072.05       8.4309       8.5047        41.48%
       235      3/25/2024       3,943,951.95         136,586.88        8.405       8.4958        41.56%
       236      4/25/2024       3,838,395.79         133,093.88       8.4057       8.4317        41.61%
       237      5/25/2024       3,735,485.83         129,571.82       8.4129       8.3534        41.62%
       238      6/25/2024       3,635,272.37         123,925.75       8.4215       8.2741        40.91%
       239      7/25/2024       3,539,898.76         120,714.38       8.4272        8.193        40.92%
       240      8/25/2024       3,446,970.38         117,744.81       8.3803       8.1134        40.99%
       241      9/25/2024       3,356,266.01         114,844.37       8.0292       8.0364        41.06%
       242     10/25/2024       3,267,734.08         112,012.38       7.9457       7.9966        41.13%
       243     11/25/2024       3,181,324.77         109,246.07       7.9469       7.9648        41.21%
       244     12/25/2024       3,096,988.86         106,532.07       7.9502       7.9324        41.28%
       245      1/25/2025       3,014,673.47         103,894.68       7.9538       7.9006        41.36%
       246      2/25/2025       2,934,337.32         101,319.76       7.9347       7.8673        41.43%
       247      3/25/2025       2,855,934.87          98,805.22       7.7942       7.8337        41.52%
       248      4/25/2025       2,779,421.35          96,349.89       7.7602       7.8001        41.60%
       249      5/25/2025       2,704,753.19          93,952.07       7.7604       7.7646        41.68%
       250      6/25/2025       2,631,887.61          91,590.55        7.763       7.7293        41.76%
       251      7/25/2025       2,560,774.46          89,304.56        7.764       7.6929        41.85%
       252      8/25/2025       2,491,381.89          87,072.87       7.7429       7.6577        41.94%
       253      9/25/2025       2,423,670.24          84,893.68       7.5899       7.6259        42.03%
       254     10/25/2025       2,357,600.52          82,765.88       7.5522       7.6245        42.13%
       255     11/25/2025       2,293,134.68          80,688.30       7.5518       7.6334        42.22%
       256     12/25/2025       2,230,235.56          78,649.85       7.5518       7.6418        42.32%
       257      1/25/2026       2,168,862.45          76,669.58       7.5529       7.6511        42.42%
       258      2/25/2026       2,108,984.53          74,736.22       7.5588       7.6596        42.52%
       259      3/25/2026       2,050,567.14          72,848.64        7.591       7.6656        42.63%
       260      4/25/2026       1,993,576.37          71,005.77       7.6018       7.6539        42.74%
       261      5/25/2026       1,937,979.09          69,206.55       7.6026       7.6361        42.85%
       262      6/25/2026       1,883,742.89          67,447.68       7.6039       7.6186        42.97%
       263      7/25/2026       1,830,835.06          65,732.76       7.6039       7.6002        43.08%
       264      8/25/2026       1,779,225.76          64,058.62       7.5935       7.5827        43.20%
       265      9/25/2026       1,728,884.79          62,424.21       7.5174       7.5683        43.33%
       266     10/25/2026       1,679,782.60          60,828.66       7.4984       7.5762        43.45%
       267     11/25/2026       1,631,890.33          59,271.08       7.4981       7.5935        43.58%
       268     12/25/2026       1,585,179.78          57,749.93       7.4977       7.6101        43.72%
       269      1/25/2027       1,539,623.08          56,265.75       7.4986       7.6277        43.85%
       270      2/25/2027       1,495,193.67          54,816.92       7.5096       7.6445        43.99%
       271      3/25/2027       1,451,865.21          53,402.70        7.576       7.6586        44.14%
       272      4/25/2027       1,409,612.02          52,022.26       7.5958       7.6515        44.29%
       273      5/25/2027       1,368,408.95          50,674.80       7.5969       7.6375        44.44%
       274      6/25/2027       1,328,231.43          49,360.45       7.5981       7.6239        44.60%
       275      7/25/2027       1,289,055.93          48,076.62       7.5981       7.6094        44.76%
       276      8/25/2027       1,250,858.47          46,823.56         7.59       7.5958        44.92%
       277      9/25/2027       1,213,616.17          45,600.51       7.5301       7.5845        45.09%
       278     10/25/2027       1,177,306.60          44,406.80        7.515       7.5913        45.26%
       279     11/25/2027       1,141,907.91          43,241.76        7.515        7.605        45.44%
       280     12/25/2027       1,107,398.70          42,104.42       7.5148        7.618        45.63%
       281      1/25/2028       1,073,757.93          40,994.77       7.5156        7.632        45.81%
       282      2/25/2028       1,040,965.39          39,911.81       7.5244       7.6452        46.01%
       283      3/25/2028       1,009,001.10          38,854.97       7.5773       7.6567        46.21%
       284      4/25/2028         977,845.60          37,823.61       7.5925       7.6534        46.42%
       285      5/25/2028         947,479.83          36,817.16       7.5933       7.6453        46.63%
       286      6/25/2028         917,885.19          35,835.86       7.5944       7.6377        46.85%
       287      7/25/2028         889,043.94          34,877.43       7.5945       7.6292        47.08%
       288      8/25/2028         860,937.82          33,942.21       7.5901       7.6217        47.31%
       289      9/25/2028         833,549.47          33,029.65       7.5551       7.6165        47.55%
       290     10/25/2028         806,861.92          32,139.21       7.5463        7.628        47.80%
       291     11/25/2028         780,858.60          31,270.41       7.5467       7.6475        48.06%
       292     12/25/2028         755,523.32          30,423.70       7.5466       7.6662        48.32%
       293      1/25/2029         730,840.81          29,596.64       7.5478        7.686        48.60%
       294      2/25/2029         706,795.03          28,789.71       7.5604       7.7051        48.88%
       295      3/25/2029         683,370.86          28,002.45       7.6346       7.7213        49.17%
       296      4/25/2029         660,553.54          27,234.41       7.6567       7.7154        49.48%
       297      5/25/2029         638,328.66          26,470.59       7.6582       7.7024        49.76%
       298      6/25/2029         616,696.69          25,623.66       7.6597       7.6897        49.86%
       299      7/25/2029         595,746.35          24,904.59         7.66       7.6762        50.16%
       300      8/25/2029         575,353.92          24,214.34       7.6526       7.6636        50.50%
       301      9/25/2029         555,494.95          23,541.03       7.6526       7.6636        50.85%
       302     10/25/2029         536,156.71          22,884.25       7.6526       7.6636        51.22%
       303     11/25/2029         517,326.76          22,243.62       7.6526       7.6636        51.60%
       304     12/25/2029         498,992.95          21,618.23       7.6526       7.6636        51.99%
       305      1/25/2030         481,143.08          21,008.79       7.6526       7.6636        52.40%
       306      2/25/2030         463,765.92          20,414.40       7.6526       7.6636        52.82%
       307      3/25/2030         446,850.13          19,834.71       7.6526       7.6636        53.27%
       308      4/25/2030         430,384.65          19,269.36       7.6526       7.6636        53.73%
       309      5/25/2030         414,358.65          18,718.02       7.6526       7.6636        54.21%
       310      6/25/2030         398,761.59          18,180.36       7.6526       7.6636        54.71%
       311      7/25/2030         383,583.13          17,656.07       7.6526       7.6636        55.24%
       312      8/25/2030         368,813.19          17,144.82       7.6526       7.6636        55.78%
       313      9/25/2030         354,441.91          16,646.32       7.6526       7.6636        56.36%
       314     10/25/2030         340,459.68          16,160.25       7.6526       7.6636        56.96%
       315     11/25/2030         326,857.09          15,686.34       7.6526       7.6636        57.59%
       316     12/25/2030         313,624.95          15,224.28       7.6526       7.6636        58.25%
       317      1/25/2031         300,754.30          14,773.81       7.6526       7.6636        58.95%
       318      2/25/2031         288,236.37          14,334.65       7.6526       7.6636        59.68%
       319      3/25/2031         276,062.58          13,906.53       7.6526       7.6636        60.45%
       320      4/25/2031         264,224.59          13,489.20       7.6526       7.6636        61.26%
       321      5/25/2031         252,714.22          13,082.39       7.6526       7.6636        62.12%
       322      6/25/2031         241,523.48          12,685.86       7.6526       7.6636        63.03%
       323      7/25/2031         230,644.58          12,299.37       7.6526       7.6636        63.99%
       324      8/25/2031         220,069.89          11,922.67       7.6526       7.6636        65.01%
       325      9/25/2031         209,792.00          11,555.55       7.6526       7.6636        66.10%
       326     10/25/2031         199,803.61          11,197.76       7.6526       7.6636        67.25%
       327     11/25/2031         190,097.64          10,849.09       7.6526       7.6636        68.49%
       328     12/25/2031         180,667.15          10,509.33       7.6526       7.6636        69.80%
       329      1/25/2032         171,505.37          10,178.25       7.6526       7.6636        71.22%
       330      2/25/2032         162,605.68           9,855.66       7.6526       7.6636        72.73%
       331      3/25/2032         153,961.62           9,541.36       7.6526       7.6636        74.37%
       332      4/25/2032         145,566.88           9,235.14       7.6526       7.6636        76.13%
       333      5/25/2032         137,415.29           8,936.81       7.6526       7.6636        78.04%
       334      6/25/2032         129,500.84           8,646.19       7.6526       7.6636        80.12%
       335      7/25/2032         121,817.64           8,363.09       7.6526       7.6636        82.38%
       336      8/25/2032         114,359.95           8,087.33       7.6526       7.6636        84.86%
       337      9/25/2032         107,122.16           7,818.74       7.6526       7.6636        87.59%
       338     10/25/2032         100,098.79           7,557.15       7.6526       7.6636        90.60%
       339     11/25/2032          93,284.50           7,302.38       7.6526       7.6636        93.94%
       340     12/25/2032          86,674.04           7,054.28       7.6526       7.6636        97.67%
       341      1/25/2033          80,262.34           6,812.68       7.6526       7.6636       101.86%
       342      2/25/2033          74,044.38           6,577.44       7.6526       7.6636       106.60%
       343      3/25/2033          68,015.32           6,348.38       7.6526       7.6636       112.01%
       344      4/25/2033          62,170.40           6,125.38       7.6526       7.6636       118.23%
       345      5/25/2033          56,504.98           5,908.28       7.6526       7.6636       125.47%
       346      6/25/2033          51,014.52           5,696.94       7.6526       7.6636       134.01%
       347      7/25/2033          45,694.59           5,491.22       7.6526       7.6636       144.21%
       348      8/25/2033          40,540.88           5,290.99       7.6526       7.6636       156.61%
       349      9/25/2033          35,549.17           5,096.11       7.6526       7.6636       172.02%
       350     10/25/2033          30,715.33           4,906.46       7.6526       7.6636       191.69%
       351     11/25/2033          26,035.34           4,721.77       7.6526       7.6636       217.63%
       352     12/25/2033          21,505.41           4,451.35       7.6526       7.6636       248.38%
       353      1/25/2034          17,212.39           4,243.95       7.6526       7.6636       295.88%
       354      2/25/2034          13,094.96           3,922.96       7.6526       7.6636       359.49%
       355      3/25/2034           9,268.03           3,713.01       7.6526       7.6636       480.75%
       356      4/25/2034           5,622.69           3,246.16       7.6526       7.6636       692.80%
       357      5/25/2034            2417.41            2401.68       7.6526       7.6636      1192.19%
       358      6/25/2034              32.68              32.95       7.6526       7.6636      1209.91%
Total

----------------------------
   Period  CPR FRM  CPR ARM
----------------------------
        1     1.51     2.76
        2     3.03     5.15
        3     4.54     7.53
        4     6.05     9.92
        5     7.57    12.30
        6     9.08    14.63
        7    10.01    16.13
        8    10.94    17.63
        9    11.85    19.13
       10    12.76    20.63
       11    13.67    22.13
       12    14.58    25.86
       13    15.84    25.77
       14    15.85    25.63
       15    15.79    25.49
       16    15.74    25.36
       17    15.69    25.22
       18    15.64    25.09
       19    15.63    24.92
       20    15.62    24.75
       21    15.47    24.52
       22    15.32    24.28
       23    15.17    24.05
       24    15.02    25.92
       25    25.34    55.66
       26    25.17    52.29
       27    24.33    48.57
       28    23.49    44.85
       29    22.65    41.12
       30    21.81    38.26
       31    21.44    36.97
       32    21.08    35.69
       33    20.71    34.41
       34    20.35    33.13
       35    19.99    31.85
       36    19.62    32.03
       37    23.62    38.20
       38    23.58    36.86
       39    23.26    35.52
       40    22.95    34.19
       41    22.63    33.50
       42    22.31    32.98
       43    22.20    32.47
       44    22.08    31.96
       45    21.96    31.44
       46    21.85    30.93
       47    21.73    30.41
       48    21.61    29.93
       49    21.33    29.55
       50    21.28    29.17
       51    21.23    28.80
       52    21.19    28.42
       53    21.14    28.04
       54    21.09    27.67
       55    21.04    27.29
       56    21.00    26.91
       57    20.95    26.54
       58    20.90    26.16
       59    20.86    25.78
       60    20.81    25.43
       61    20.76    25.43
       62    20.72    25.43
       63    20.67    25.43
       64    20.62    25.43
       65    20.58    25.43
       66    20.53    25.43
       67    20.48    25.43
       68    20.44    25.43
       69    20.39    25.43
       70    20.34    25.43
       71    20.29    25.43
       72    20.25    25.43
----------------------------
Thereafter   20.25    25.43
----------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

----------------------------------
                A6
----------------------------------
 Period        Cashcap
----------------------------------
            1            15.36                            FRM 15 CPR
            2            10.25                            ARM 100% PPC
            3            10.05
            4            10.29
            5            10.08
            6             10.1
            7            10.81
            8            10.12
            9            10.35
           10            10.03
           11            10.26
           12            10.04
           13            10.04
           14            10.26
           15            10.04
           16            10.21
           17             9.99
           18             9.99
           19            10.73
           20            10.03
           21            10.79
           22             9.94
           23            10.25
           24             9.98
           25               10
           26             10.3
           27            10.21
           28            10.13
           29             9.86
           30             9.88
           31            10.92
           32            10.01
           33             9.93
           34            10.15
           35            10.53
           36            10.22
           37             26.2
           38            13.28
           39            12.91
           40            13.77
           41            13.33
           42            13.32
           43            14.24
           44            13.33
           45            13.82
           46            13.51
           47            13.95
           48            13.49
           49            13.48
           50            13.94
           51            13.48
           52            13.93
           53            13.47
           54            13.45
           55            14.89
           56            13.44
           57            13.88
           58            13.66
           59            14.11
           60            13.64
           61            13.63
           62            14.06
           63             13.6
           64            14.03
           65            13.57
           66            13.55
           67            14.99
           68            13.52
           69            13.96
           70            13.49
           71            13.93
           72            13.46
           73            13.45
           74            13.88
           75            13.42
           76            13.85
           77            13.39
           78            13.37
           79            14.79
           80            13.34
           81            13.77
           82            13.31
           83            13.74
           84            13.28
           85            13.27
           86            13.69
           87            13.24
           88            13.66
           89            13.21
           90            13.19
           91            14.09
           92            13.16
           93            13.59
           94            13.13
           95            13.56
           96             13.1
           97            13.09
           98            13.51
           99            13.06
          100            13.48
          101            13.03
          102            13.02
          103            14.39
          104            12.99
          105            13.41
          106            12.96
          107            13.38
          108            12.93
          109            12.92
          110            13.33
          111            12.89
          112             13.3
          113            12.86
          114            12.85
          115            14.21
          116            12.82
          117            13.23
          118            12.79
          119             13.2
          120            12.76
          121            12.74
          122            13.15
          123            10.76
          124            10.57
          125            10.23
          126            10.24
          127            11.35
          128            10.26
          129            10.61
          130            10.28
          131            10.63
          132             10.3
          133            10.31
          134            10.66
          135            10.33
          136            10.69
          137            10.35
          138            10.37
          139             11.1
          140             10.4
          141            10.76
          142            10.43
          143            10.79
          144            10.46
          145            10.48
          146            10.84
          147            10.51
          148            10.88
          149            10.55
          150            10.57
          151            11.73
          152            10.62
          153            10.99
          154            10.66
          155            11.04
          156            10.71
          157            10.74
          158            11.12
          159            10.79
          160            11.18
          161            10.85
          162            10.88
          163            12.07
          164            10.94
          165            11.34
          166               11
          167            11.41
          168            11.07
          169            11.11
          170            11.52
          171            11.19
          172             11.6
          173            11.27
          174            11.31
          175            12.57
          176             11.4
          177            11.84
          178            11.51
          179            11.94
          180             11.6
          181            11.64
          182            12.08
          183            11.74
          184            12.19
          185            11.85
          186             11.9
          187            12.78
          188            12.01
          189            12.47
          190            12.13
          191             12.6
          192            12.25
          193            12.32
          194            12.79
          195            12.45
          196            12.93
          197            12.59
          198            12.66
          199             14.1
          200            12.81
          201            13.32
          202            12.97
          203            13.48
          204            13.13
          205            13.27
          206            13.87
          207            13.59
          208            14.22
          209            13.94
          210            14.13
          211            15.86
          212            14.54
          213            15.26
          214            15.01
          215            15.77
          216            15.53
          217            15.82
          218            16.67
          219            16.46
          220            17.37
          221            17.19
          222             17.6
          223            19.97
          224            18.51
          225            19.66
          226            19.59
          227            20.88
          228            20.88
          229            21.62
          230            23.18
          231            23.34
          232            25.16
          233            25.49
          234            26.78
          235            30.19
          236            29.93
          237            32.95
          238            34.18
          239            38.03
          240            39.93
          241            43.75
          242            50.13
          243            54.64
          244            64.87
          245            74.13
          246            91.04
          247           131.67
          248           173.59
          249           340.15
          250         16825.84
----------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

---------------------------------------------------------------------------------------------------------------
                                                    Forward
---------------------------------------------------------------------------------------------------------------
Per       Date          Coll_Bal         XS_Interest     1mLIBOR      6mLIBOR         XS as %
---------------------------------------------------------------------------------------------------------------
         1      9/25/2004   1,363,014,352.71       6,030,851.11          1.6         1.94         5.31%
         2     10/25/2004   1,332,964,095.58       4,792,185.36       1.7334       2.0317         4.31%
         3     11/25/2004   1,303,593,354.30       4,434,990.40       1.8935       2.1355         4.08%
         4     12/25/2004   1,274,886,446.11       4,270,073.00       2.0373       2.2286         4.02%
         5      1/25/2005   1,246,828,055.02       4,059,899.90       2.0673        2.314         3.91%
         6      2/25/2005   1,219,403,223.17       3,873,110.17       2.1628       2.4092         3.81%
         7      3/25/2005   1,192,597,342.38       3,955,732.39       2.2581       2.5062         3.98%
         8      4/25/2005   1,166,396,145.92       3,525,656.22       2.3465       2.5983         3.63%
         9      5/25/2005   1,140,785,700.46       3,445,902.06       2.4431       2.6936         3.62%
        10      6/25/2005   1,115,752,398.23       3,193,201.18       2.5395       2.7888         3.43%
        11      7/25/2005   1,091,282,949.32       3,133,681.74       2.6283       2.8838         3.45%
        12      8/25/2005   1,067,364,374.25       2,891,735.37       2.7233       2.9815         3.25%
        13      9/25/2005   1,043,983,996.58       2,744,507.33       2.8203       3.0812         3.15%
        14     10/25/2005   1,021,129,435.86       2,698,402.96        2.914       3.1748         3.17%
        15     11/25/2005     998,788,600.60       2,469,868.44       3.0091       3.2629         2.97%
        16     12/25/2005     976,949,681.49       2,433,148.73       3.1045       3.3494         2.99%
        17      1/25/2006     955,601,144.76       2,206,544.49       3.2083       3.4345         2.77%
        18      2/25/2006     934,731,744.33       2,081,960.61       3.3079       3.5069         2.67%
        19      3/25/2006     914,330,458.75       2,274,971.65       3.3935       3.5759         2.99%
        20      4/25/2006     894,389,446.28       1,928,426.00       3.4312        3.641         2.59%
        21      5/25/2006     874,896,805.77       2,276,838.14       3.5168       3.7056         3.12%
        22      6/25/2006     855,900,823.67       2,851,860.50       3.6038       3.7675         4.00%
        23      7/25/2006     837,434,422.16       2,870,313.49        3.633       3.8271         4.11%
        24      8/25/2006     819,374,314.81       2,667,794.04       3.7047       3.8854         3.91%
        25      9/25/2006     801,714,225.83       2,557,790.15       3.7865       3.9433         3.83%
        26     10/25/2006     784,445,462.72       2,574,864.26       3.8141       3.9958         3.94%
        27     11/25/2006     767,558,960.05       2,427,684.65        3.883       4.0473         3.80%
        28     12/25/2006     751,051,437.94       2,525,660.96       3.9578       4.0961         4.04%
        29      1/25/2007     734,922,271.01       2,374,439.94        3.978       4.1438         3.88%
        30      2/25/2007     719,149,588.70       2,284,591.77       4.0429       4.1898         3.81%
        31      3/25/2007     703,724,810.77       2,469,604.81       4.1098       4.2351         4.21%
        32      4/25/2007     688,642,538.50       2,184,722.81       4.1151       4.2779         3.81%
        33      5/25/2007     673,897,016.68       2,220,295.38       4.1698       4.3215         3.95%
        34      6/25/2007     659,479,936.37       2,137,442.04       4.2352       4.3652         3.89%
        35      7/25/2007     645,390,023.23       2,169,158.87       4.2476        4.407         4.03%
        36      8/25/2007     631,609,566.26       2,013,472.46       4.3025       4.4484         3.83%
        37      9/25/2007     618,131,370.86       7,072,165.38       4.3643       4.4897        13.73%
        38     10/25/2007     604,949,240.34       2,834,283.40       4.3737       4.5277         5.62%
        39     11/25/2007     592,056,786.37       2,693,527.66       4.4269       4.5671         5.46%
        40     12/25/2007     579,449,371.00       2,738,622.19       4.4839       4.6052         5.67%
        41      1/25/2008     567,124,690.47       2,599,627.52       4.4915       4.6429         5.50%
        42      2/25/2008     555,069,411.85       2,518,241.41       4.5426       4.6783         5.44%
        43      3/25/2008     543,277,310.51       2,587,259.96       4.5955       4.7137         5.71%
        44      4/25/2008     531,742,699.32       2,383,187.56       4.6042       4.7476         5.38%
        45      5/25/2008     520,459,807.18       2,396,544.16       4.6521       4.7806         5.53%
        46      6/25/2008     509,424,830.42       2,289,539.94        4.703       4.8136         5.39%
        47      7/25/2008     498,634,838.24       2,308,523.13       4.7004        4.845         5.56%
        48      8/25/2008     488,079,592.41       2,171,057.21       4.7461       4.8781         5.34%
        49      9/25/2008     477,753,729.07       2,104,407.03       4.7946       4.9112         5.29%
        50     10/25/2008     467,652,251.11       2,122,049.28       4.7996       4.9406         5.45%
        51     11/25/2008     457,770,174.42       2,005,167.83       4.8453       4.9714         5.26%
        52     12/25/2008     448,104,033.64       2,036,477.04       4.8904       5.0007         5.45%
        53      1/25/2009     438,650,995.49       1,926,789.68       4.8942         5.03         5.27%
        54      2/25/2009     429,402,657.49       1,867,879.38       4.9384       5.0569         5.22%
        55      3/25/2009     420,354,391.37       1,995,964.58       4.9795       5.0836         5.70%
        56      4/25/2009     411,501,839.41       1,772,882.05       4.9779       5.1105         5.17%
        57      5/25/2009     402,840,667.79       1,787,036.66       5.0177       5.1186         5.32%
        58      6/25/2009     394,367,567.13       1,725,682.72       5.0589       5.1181         5.25%
        59      7/25/2009     386,077,509.98       1,746,528.03       5.0523       5.1163         5.43%
        60      8/25/2009     377,965,688.18       1,639,339.78       5.0912       5.1225         5.20%
        61      9/25/2009     370,028,572.45       1,589,072.66       5.1354       5.1299         5.15%
        62     10/25/2009     362,262,307.50       1,638,095.10       5.0257        5.146         5.43%
        63     11/25/2009     354,663,101.31       1,555,818.95       5.0142       5.1956         5.26%
        64     12/25/2009     347,227,720.90       1,578,085.43       5.0498       5.2532         5.45%
        65      1/25/2010     339,954,275.75       1,482,403.56       5.0872       5.3124         5.23%
        66      2/25/2010     332,836,950.07       1,436,265.77       5.1338       5.3714         5.18%
        67      3/25/2010     325,872,225.24       1,523,824.45       5.2496        5.426         5.61%
        68      4/25/2010     319,056,859.92       1,328,960.26       5.3111       5.4357         5.00%
        69      5/25/2010     312,387,584.84       1,346,989.96       5.3519       5.4341         5.17%
        70      6/25/2010     305,862,336.34       1,277,560.50       5.3926       5.4313         5.01%
        71      7/25/2010     299,479,143.86       1,286,528.00       5.4316       5.4266         5.16%
        72      8/25/2010     293,232,273.13       1,207,860.30       5.4458       5.4221         4.94%
        73      9/25/2010     287,118,685.81       1,211,455.03       5.3108       5.4219         5.06%
        74     10/25/2010     281,135,443.50       1,229,364.98       5.3019       5.4569         5.25%
        75     11/25/2010     275,279,689.60       1,154,564.60       5.3343       5.5058         5.03%
        76     12/25/2010     269,548,959.88       1,174,185.34       5.3674       5.5543         5.23%
        77      1/25/2011     263,941,689.96       1,099,578.07       5.4016       5.6042         5.00%
        78      2/25/2011     258,453,635.52       1,065,674.91       5.4448       5.6534         4.95%
        79      3/25/2011     253,082,136.29       1,145,832.15       5.5329       5.6957         5.43%
        80      4/25/2011     247,824,730.28         991,754.57       5.5834       5.6834         4.80%
        81      5/25/2011     242,678,919.75       1,006,264.41       5.6192       5.6574         4.98%
        82      6/25/2011     237,642,806.81         943,787.43       5.6552       5.6295         4.77%
        83      7/25/2011     232,714,151.64         954,144.47        5.689       5.5995         4.92%
        84      8/25/2011     227,889,754.01         895,612.39        5.686       5.5696         4.72%
        85      9/25/2011     223,167,334.52         914,478.95       5.4645       5.5424         4.92%
        86     10/25/2011     218,544,617.23         933,848.36       5.4295       5.5489         5.13%
        87     11/25/2011     214,019,420.03         872,258.66       5.4548        5.565         4.89%
        88     12/25/2011     209,589,316.89         878,024.46       5.4813       5.5804         5.03%
        89      1/25/2012     205,252,113.59         821,100.74       5.5086       5.5963         4.80%
        90      2/25/2012     201,006,277.73         799,233.73       5.5287       5.6111         4.77%
        91      3/25/2012     196,849,820.27         847,335.54       5.5077       5.6268         5.17%
        92      4/25/2012     192,780,819.39         764,838.05       5.5219       5.6448         4.76%
        93      5/25/2012     188,797,383.13         776,282.72       5.5465       5.6625         4.93%
        94      6/25/2012     184,897,948.93         730,959.02       5.5725       5.6808         4.74%
        95      7/25/2012     181,081,227.59         740,137.16       5.5975       5.6981         4.90%
        96      8/25/2012     177,344,546.29         691,732.55       5.6185       5.7163         4.68%
        97      9/25/2012     173,686,151.98         677,217.93       5.6113        5.737         4.68%
        98     10/25/2012     170,104,374.84         687,552.78       5.6275       5.7713         4.85%
        99     11/25/2012     166,597,568.00         644,606.37       5.6523       5.8142         4.64%
       100     12/25/2012     163,164,522.40         662,169.50       5.6765       5.8565         4.87%
       101      1/25/2013     159,804,519.99         617,933.28        5.702       5.9002         4.64%
       102      2/25/2013     156,514,641.89         599,375.28        5.738       5.9432         4.60%
       103      3/25/2013     153,293,344.74         652,053.21        5.829       5.9846         5.10%
       104      4/25/2013     150,139,202.04         556,852.21       5.8739       6.0058         4.45%
       105      5/25/2013     147,050,776.65         569,432.34       5.9008       6.0212         4.65%
       106      6/25/2013     144,027,127.24         536,323.93       5.9278        6.037         4.47%
       107      7/25/2013     141,067,464.08         545,395.20       5.9536       6.0517         4.64%
       108      8/25/2013     138,169,248.06         507,177.46       5.9734       6.0672         4.40%
       109      9/25/2013     135,331,140.08         448,272.22       5.9527       6.0839         3.97%
       110     10/25/2013     132,551,868.38         460,938.97        5.966       6.1079         4.17%
       111     11/25/2013     129,830,176.80         425,630.78       5.9914       6.1376         3.93%
       112     12/25/2013     127,165,072.04         441,217.88       6.0162       6.1664         4.16%
       113      1/25/2014     124,555,788.92         405,600.89       6.0421       6.1963         3.91%
       114      2/25/2014     122,000,413.54         393,482.76         6.07        6.225         3.87%
       115      3/25/2014     119,497,779.49         448,020.57        6.106       6.2472         4.50%
       116      4/25/2014     117,047,135.49         369,543.80       6.1358       6.2214         3.79%
       117      5/25/2014     114,647,696.93         380,730.24       6.1611       6.1829         3.99%
       118      6/25/2014     112,298,525.85         347,649.84       6.1872       6.1432         3.71%
       119      7/25/2014     109,999,267.11         358,218.89        6.211       6.1015         3.91%
       120      8/25/2014     107,747,832.61         330,781.07       6.1964       6.0606         3.68%
       121      9/25/2014     105,542,667.13         343,321.59       5.9549       6.0246         3.90%
       122     10/25/2014     103,382,745.12         327,549.52       5.9094        6.034         3.80%
       123     11/25/2014     101,267,110.75         189,785.88        5.927       6.0584         2.25%
       124     12/25/2014      99,194,637.85         201,374.31       5.9458       6.0822         2.44%
       125      1/25/2015      97,164,372.41         178,531.28       5.9658       6.1071         2.20%
       126      2/25/2015      95,175,694.31         173,712.09       5.9883        6.131         2.19%
       127      3/25/2015      93,227,722.09         219,355.61       6.0229       6.1541         2.82%
       128      4/25/2015      91,319,611.35         163,701.58       6.0481       6.1659         2.15%
       129      5/25/2015      89,450,523.16         177,012.59       6.0676       6.1736         2.37%
       130      6/25/2015      87,619,794.43         158,807.62       6.0879       6.1819         2.17%
       131      7/25/2015      85,826,814.27         170,623.84       6.1069        6.189         2.39%
       132      8/25/2015      84,070,393.37         151,565.99       6.1195       6.1971         2.16%
       133      9/25/2015      82,349,754.90         151,137.39       6.0891       6.2064         2.20%
       134     10/25/2015      80,664,149.77         162,988.69       6.0951       6.2248         2.42%
       135     11/25/2015      79,012,844.18         145,478.57       6.1139       6.2482         2.21%
       136     12/25/2015      77,395,213.75         157,619.90       6.1321       6.2706         2.44%
       137      1/25/2016      75,810,742.67         140,002.72       6.1515       6.2941         2.22%
       138      2/25/2016      74,258,434.09         136,355.59       6.1728       6.3164         2.20%
       139      3/25/2016      72,737,607.06         158,663.52       6.2049       6.3333         2.62%
       140      4/25/2016      71,247,615.03         128,825.29       6.2285         6.31         2.17%
       141      5/25/2016      69,787,809.84         138,530.45       6.2471       6.2759         2.38%
       142      6/25/2016      68,357,582.73         122,300.20       6.2667       6.2412         2.15%
       143      7/25/2016      66,956,192.33         131,540.63        6.284       6.2047         2.36%
       144      8/25/2016      65,583,120.67         118,223.06       6.2695       6.1693         2.16%
       145      9/25/2016      64,237,780.69         126,203.82       6.0677       6.1385         2.36%
       146     10/25/2016      62,919,572.13         136,822.46       6.0287       6.1478         2.61%
       147     11/25/2016      61,627,932.58         122,622.92        6.042       6.1709         2.39%
       148     12/25/2016      60,362,212.46         129,769.00       6.0562       6.1934         2.58%
       149      1/25/2017      59,121,865.08         116,770.41       6.0716        6.217         2.37%
       150      2/25/2017      57,906,494.82         114,084.98       6.0915       6.2397         2.36%
       151      3/25/2017      56,715,582.53         139,947.70       6.1353       6.2612         2.96%
       152      4/25/2017      55,548,631.22         107,881.46       6.1598       6.2696         2.33%
       153      5/25/2017      54,405,146.15         115,511.83        6.175       6.2731         2.55%
       154      6/25/2017      53,284,729.25         104,864.75       6.1908       6.2773         2.36%
       155      7/25/2017      52,186,996.92         111,707.56       6.2054       6.2803         2.57%
       156      8/25/2017      51,111,279.90         100,862.70       6.2138       6.2844         2.37%
       157      9/25/2017      50,057,120.53         100,628.76       6.1804       6.2913         2.41%
       158     10/25/2017      49,024,075.32         107,420.54       6.1825       6.3167         2.63%
       159     11/25/2017      48,011,711.65          97,494.32        6.197        6.352         2.44%
       160     12/25/2017      47,019,668.10         104,679.29        6.211       6.3865         2.67%
       161      1/25/2018      46,047,680.00          94,862.80       6.2264       6.4224         2.47%
       162      2/25/2018      45,095,110.45          92,633.17       6.2539       6.4574         2.47%
       163      3/25/2018      44,161,555.51         110,979.98       6.3459       6.4902         3.02%
       164      4/25/2018      43,246,638.44          86,135.71       6.3837       6.5015         2.39%
       165      5/25/2018      42,349,978.30          92,278.14       6.3999       6.5057         2.61%
       166      6/25/2018      41,471,303.08          84,544.23       6.4163       6.5105         2.45%
       167      7/25/2018      40,610,341.75          89,892.72       6.4314       6.5141         2.66%
       168      8/25/2018      39,766,511.45          81,720.70       6.4404       6.5189         2.47%
       169      9/25/2018      38,939,459.27          81,611.85       6.4079       6.5247         2.52%
       170     10/25/2018      38,128,844.25          86,874.46       6.4106       6.5389         2.73%
       171     11/25/2018      37,334,332.41          79,333.70       6.4258       6.5591         2.55%
       172     12/25/2018      36,555,629.14          84,545.41       6.4402       6.5783         2.78%
       173      1/25/2019      35,792,480.54          77,205.48        6.456       6.5987         2.59%
       174      2/25/2019      35,044,465.28          75,880.12        6.474       6.6176         2.60%
       175      3/25/2019      34,281,666.83          91,185.63       6.5037       6.6266         3.19%
       176      4/25/2019      33,562,429.46          73,076.15       6.5247        6.567         2.61%
       177      5/25/2019      32,762,550.54          77,210.86       6.5396       6.4896         2.83%
       178      6/25/2019      32,078,495.91          69,754.38       6.5554       6.4106         2.61%
       179      7/25/2019      31,419,627.08          73,742.29       6.5682       6.3297         2.82%
       180      8/25/2019      30,775,836.07          68,803.50        6.525       6.2499         2.68%
       181      9/25/2019      30,144,755.92          75,374.36       6.1543        6.175         3.00%
       182     10/25/2019      29,526,105.38          80,322.15       6.0697       6.1524         3.26%
       183     11/25/2019      28,919,631.66          74,064.45       6.0762       6.1434         3.07%
       184     12/25/2019      28,324,927.27          75,589.66       6.0848       6.1338         3.20%
       185      1/25/2020      27,741,592.41          70,424.19       6.0942        6.125         3.05%
       186      2/25/2020      27,170,892.18          69,641.96       6.0918       6.1148         3.08%
       187      3/25/2020      26,611,434.92          77,481.80       6.0254       6.1056         3.49%
       188      4/25/2020      26,062,989.79          69,289.10       6.0154       6.1015         3.19%
       189      5/25/2020      25,525,334.65          71,839.24       6.0223       6.0971         3.38%
       190      6/25/2020      24,998,231.95          67,180.07       6.0309       6.0934         3.22%
       191      7/25/2020      24,481,444.63          69,683.15       6.0383       6.0887         3.42%
       192      8/25/2020      23,974,811.73          65,584.33       6.0391        6.085         3.28%
       193      9/25/2020      23,478,129.19          65,485.22       5.9967       6.0841         3.35%
       194     10/25/2020      22,991,195.50          67,915.53       5.9913       6.1016         3.54%
       195     11/25/2020      22,513,815.48          64,124.66       5.9987       6.1285         3.42%
       196     12/25/2020      22,045,810.34          66,495.35       6.0056       6.1544         3.62%
       197      1/25/2021      21,587,040.12          62,850.68        6.014       6.1817         3.49%
       198      2/25/2021      21,137,257.44          61,969.63       6.0336       6.2081         3.52%
       199      3/25/2021      20,696,280.50          68,421.79       6.1141       6.2321         3.97%
       200      4/25/2021      20,263,937.79          59,523.16       6.1435       6.2353         3.52%
       201      5/25/2021      19,840,056.78          61,550.09       6.1523       6.2315         3.72%
       202      6/25/2021      19,424,500.73          58,659.56       6.1614       6.2283         3.62%
       203      7/25/2021      19,017,129.54          60,425.67       6.1691       6.2239         3.81%
       204      8/25/2021      18,617,713.31          57,539.88       6.1703       6.2207         3.71%
       205      9/25/2021      18,226,092.75          57,447.94       6.1283       6.2203         3.78%
       206     10/25/2021      17,842,112.08          59,115.79       6.1233       6.2393         3.98%
       207     11/25/2021      17,465,619.97          56,474.91       6.1312        6.268         3.88%
       208     12/25/2021      17,096,479.28          58,115.51       6.1384       6.2959         4.08%
       209      1/25/2022      16,734,583.11          55,594.96       6.1472        6.325         3.99%
       210      2/25/2022      16,379,736.48          54,970.75       6.1682       6.3533         4.03%
       211      3/25/2022      16,031,798.38          59,291.57       6.2549       6.3792         4.44%
       212      4/25/2022      15,690,636.04          53,245.67       6.2863       6.3832         4.07%
       213      5/25/2022      15,356,115.65          54,606.22       6.2956       6.3801         4.27%
       214      6/25/2022      15,028,132.93          52,688.68        6.305       6.3776         4.21%
       215      7/25/2022      14,706,580.12          53,838.43       6.3131       6.3739         4.39%
       216      8/25/2022      14,391,275.53          51,916.51        6.315       6.3714         4.33%
       217      9/25/2022      14,082,095.45          51,832.99       6.2743       6.3717         4.42%
       218     10/25/2022      13,778,919.01          52,891.73         6.27       6.3909         4.61%
       219     11/25/2022      13,481,628.67          51,179.75       6.2783         6.42         4.56%
       220     12/25/2022      13,190,118.41          52,220.07       6.2861       6.4482         4.75%
       221      1/25/2023      12,904,304.24          50,605.40       6.2953       6.4777         4.71%
       222      2/25/2023      12,624,034.81          50,197.11       6.3167       6.5062         4.77%
       223      3/25/2023      12,349,200.50          52,839.71       6.4032        6.532         5.13%
       224      4/25/2023      12,079,698.01          49,116.75       6.4349       6.5339         4.88%
       225      5/25/2023      11,815,423.21          49,922.39       6.4445       6.5279         5.07%
       226      6/25/2023      11,556,293.55          48,763.40       6.4544       6.5226         5.06%
       227      7/25/2023      11,302,221.02          49,408.03       6.4628        6.516         5.25%
       228      8/25/2023      11,053,070.03          48,275.19        6.463       6.5105         5.24%
       229      9/25/2023      10,808,744.35          48,241.60       6.4095        6.505         5.36%
       230     10/25/2023      10,569,149.52          48,797.13       6.4022       6.5033         5.54%
       231     11/25/2023      10,334,193.49          47,786.81       6.4107       6.5044         5.55%
       232     12/25/2023      10,103,782.46          48,193.82       6.4186       6.5043         5.72%
       233      1/25/2024       9,877,824.97          47,309.58       6.4275       6.5053         5.75%
       234      2/25/2024       9,656,242.55          47,111.17       6.4309       6.5047         5.85%
       235      3/25/2024       9,439,097.75          48,042.24        6.405       6.4958         6.11%
       236      4/25/2024       9,226,228.90          46,797.32       6.4057       6.4317         6.09%
       237      5/25/2024       9,017,848.27          46,969.01       6.4129       6.3534         6.25%
       238      6/25/2024       8,814,210.84          46,053.42       6.4215       6.2741         6.27%
       239      7/25/2024       8,622,413.93          46,260.87       6.4272        6.193         6.44%
       240      8/25/2024       8,434,866.66          45,823.81       6.3803       6.1134         6.52%
       241      9/25/2024       8,250,954.99          46,099.03       6.0292       6.0364         6.70%
       242     10/25/2024       8,070,602.09          46,216.46       5.9457       5.9966         6.87%
       243     11/25/2024       7,893,738.13          45,602.30       5.9469       5.9648         6.93%
       244     12/25/2024       7,720,246.89          45,212.61       5.9502       5.9324         7.03%
       245      1/25/2025       7,550,003.59          44,864.94       5.9538       5.9006         7.13%
       246      2/25/2025       7,383,063.50          44,719.54       5.9347       5.8673         7.27%
       247      3/25/2025       7,219,364.24          44,840.81       5.7942       5.8337         7.45%
       248      4/25/2025       7,058,840.56          44,451.61       5.7602       5.8001         7.56%
       249      5/25/2025       6,901,430.50         112,248.36       5.7604       5.7646        19.52%
       250      6/25/2025       6,747,051.46         194,914.52        5.763       5.7293        34.67%
       251      7/25/2025       6,595,607.62         190,952.17        5.764       5.6929        34.74%
       252      8/25/2025       6,447,105.82         187,070.48       5.7429       5.6577        34.82%
       253      9/25/2025       6,301,490.24         183,261.19       5.5899       5.6259        34.90%
       254     10/25/2025       6,158,702.98         179,526.81       5.5522       5.6245        34.98%
       255     11/25/2025       6,018,689.32         175,841.43       5.5518       5.6334        35.06%
       256     12/25/2025       5,881,383.66         172,209.59       5.5518       5.6418        35.14%
       257      1/25/2026       5,746,724.69         168,695.91       5.5529       5.6511        35.23%
       258      2/25/2026       5,614,685.51         165,251.74       5.5588       5.6596        35.32%
       259      3/25/2026       5,485,215.78         161,875.89        5.591       5.6656        35.41%
       260      4/25/2026       5,358,266.25         158,566.25       5.6018       5.6539        35.51%
       261      5/25/2026       5,233,788.26         155,321.44       5.6026       5.6361        35.61%
       262      6/25/2026       5,111,734.12         152,129.38       5.6039       5.6186        35.71%
       263      7/25/2026       4,992,051.55         149,009.72       5.6039       5.6002        35.82%
       264      8/25/2026       4,874,700.24         145,951.59       5.5935       5.5827        35.93%
       265      9/25/2026       4,759,635.60         142,952.03       5.5174       5.5683        36.04%
       266     10/25/2026       4,646,812.99         140,011.19       5.4984       5.5762        36.16%
       267     11/25/2026       4,536,189.44         137,122.84       5.4981       5.5935        36.27%
       268     12/25/2026       4,427,720.11         134,294.09       5.4977       5.6101        36.40%
       269      1/25/2027       4,321,365.52         131,523.92       5.4986       5.6277        36.52%
       270      2/25/2027       4,217,087.00         128,807.69       5.5096       5.6445        36.65%
       271      3/25/2027       4,114,844.72         126,145.45        5.576       5.6586        36.79%
       272      4/25/2027       4,014,600.26         123,535.18       5.5958       5.6515        36.93%
       273      5/25/2027       3,916,315.40         120,980.15       5.5969       5.6375        37.07%
       274      6/25/2027       3,819,955.06         118,473.77       5.5981       5.6239        37.22%
       275      7/25/2027       3,725,481.76         116,011.99       5.5981       5.6094        37.37%
       276      8/25/2027       3,632,857.02         113,598.25         5.59       5.5958        37.52%
       277      9/25/2027       3,542,045.67         111,230.84       5.5301       5.5845        37.68%
       278     10/25/2027       3,453,012.78         108,909.49        5.515       5.5913        37.85%
       279     11/25/2027       3,365,724.54         106,630.74        5.515        5.605        38.02%
       280     12/25/2027       3,280,146.29         104,398.04       5.5148        5.618        38.19%
       281      1/25/2028       3,196,246.63         102,210.27       5.5156        5.632        38.37%
       282      2/25/2028       3,113,994.57         100,064.91       5.5244       5.6452        38.56%
       283      3/25/2028       3,033,358.78          97,961.73       5.5773       5.6567        38.75%
       284      4/25/2028       2,954,308.88          95,899.42       5.5925       5.6534        38.95%
       285      5/25/2028       2,876,814.80          93,879.81       5.5933       5.6453        39.16%
       286      6/25/2028       2,800,848.60          91,900.08       5.5944       5.6377        39.37%
       287      7/25/2028       2,726,381.69          89,954.88       5.5945       5.6292        39.59%
       288      8/25/2028       2,653,383.24          88,047.40       5.5901       5.6217        39.82%
       289      9/25/2028       2,581,825.48          86,176.66       5.5551       5.6165        40.05%
       290     10/25/2028       2,511,681.03          84,342.22       5.5463        5.628        40.30%
       291     11/25/2028       2,442,923.22          82,543.63       5.5467       5.6475        40.55%
       292     12/25/2028       2,375,526.06          80,784.28       5.5466       5.6662        40.81%
       293      1/25/2029       2,309,466.59          79,054.68       5.5478        5.686        41.08%
       294      2/25/2029       2,244,716.75          77,358.39       5.5604       5.7051        41.35%
       295      3/25/2029       2,181,251.73          75,695.40       5.6346       5.7213        41.64%
       296      4/25/2029       2,119,047.63          74,064.60       5.6567       5.7154        41.94%
       297      5/25/2029       2,058,080.69          72,401.33       5.6582       5.7024        42.21%
       298      6/25/2029       1,998,395.42          70,354.60       5.6597       5.6897        42.25%
       299      7/25/2029       1,940,383.91          68,781.58         5.66       5.6762        42.54%
       300      8/25/2029       1,883,578.12          67,288.88       5.6526       5.6636        42.87%
       301      9/25/2029       1,827,905.75          65,824.85       5.6526       5.6636        43.21%
       302     10/25/2029       1,773,345.35          64,389.11       5.6526       5.6636        43.57%
       303     11/25/2029       1,719,876.02          62,979.80       5.6526       5.6636        43.94%
       304     12/25/2029       1,667,476.39          61,596.68       5.6526       5.6636        44.33%
       305      1/25/2030       1,616,125.73          60,242.86       5.6526       5.6636        44.73%
       306      2/25/2030       1,565,806.16          58,915.24       5.6526       5.6636        45.15%
       307      3/25/2030       1,516,498.34          57,613.29       5.6526       5.6636        45.59%
       308      4/25/2030       1,468,183.28          56,336.51       5.6526       5.6636        46.05%
       309      5/25/2030       1,420,842.39          55,084.42       5.6526       5.6636        46.52%
       310      6/25/2030       1,374,457.38          53,856.54       5.6526       5.6636        47.02%
       311      7/25/2030       1,329,010.36          52,652.39       5.6526       5.6636        47.54%
       312      8/25/2030       1,284,483.75          51,471.53       5.6526       5.6636        48.09%
       313      9/25/2030       1,240,860.33          50,313.50       5.6526       5.6636        48.66%
       314     10/25/2030       1,198,123.17          49,177.86       5.6526       5.6636        49.25%
       315     11/25/2030       1,156,255.70          48,064.18       5.6526       5.6636        49.88%
       316     12/25/2030       1,115,241.64          46,972.04       5.6526       5.6636        50.54%
       317      1/25/2031       1,075,065.05          45,901.02       5.6526       5.6636        51.24%
       318      2/25/2031       1,035,710.25          44,850.72       5.6526       5.6636        51.97%
       319      3/25/2031         997,161.89          43,820.74       5.6526       5.6636        52.73%
       320      4/25/2031         959,404.89          42,810.69       5.6526       5.6636        53.55%
       321      5/25/2031         922,424.48          41,820.18       5.6526       5.6636        54.40%
       322      6/25/2031         886,206.15          40,848.85       5.6526       5.6636        55.31%
       323      7/25/2031         850,735.66          39,896.33       5.6526       5.6636        56.28%
       324      8/25/2031         815,999.05          38,962.26       5.6526       5.6636        57.30%
       325      9/25/2031         781,982.62          38,046.27       5.6526       5.6636        58.38%
       326     10/25/2031         748,672.93          37,148.04       5.6526       5.6636        59.54%
       327     11/25/2031         716,056.80          36,267.22       5.6526       5.6636        60.78%
       328     12/25/2031         684,121.27          35,403.48       5.6526       5.6636        62.10%
       329      1/25/2032         652,853.65          34,556.48       5.6526       5.6636        63.52%
       330      2/25/2032         622,241.48          33,725.93       5.6526       5.6636        65.04%
       331      3/25/2032         592,272.54          32,911.49       5.6526       5.6636        66.68%
       332      4/25/2032         562,934.82          32,112.87       5.6526       5.6636        68.45%
       333      5/25/2032         534,216.56          31,329.76       5.6526       5.6636        70.38%
       334      6/25/2032         506,106.20          30,561.88       5.6526       5.6636        72.46%
       335      7/25/2032         478,592.41          29,808.92       5.6526       5.6636        74.74%
       336      8/25/2032         451,664.05          29,070.61       5.6526       5.6636        77.24%
       337      9/25/2032         425,310.21          28,346.67       5.6526       5.6636        79.98%
       338     10/25/2032         399,520.18          27,636.83       5.6526       5.6636        83.01%
       339     11/25/2032         374,283.44          26,940.83       5.6526       5.6636        86.38%
       340     12/25/2032         349,589.68          26,258.39       5.6526       5.6636        90.13%
       341      1/25/2033         325,428.76          25,589.26       5.6526       5.6636        94.36%
       342      2/25/2033         301,790.74          24,933.20       5.6526       5.6636        99.14%
       343      3/25/2033         278,665.88          24,289.96       5.6526       5.6636       104.60%
       344      4/25/2033         256,044.59          23,659.28       5.6526       5.6636       110.88%
       345      5/25/2033         233,917.48          23,040.95       5.6526       5.6636       118.20%
       346      6/25/2033         212,275.32          22,434.72       5.6526       5.6636       126.82%
       347      7/25/2033         191,109.07          21,840.36       5.6526       5.6636       137.14%
       348      8/25/2033         170,409.84          21,257.66       5.6526       5.6636       149.69%
       349      9/25/2033         150,168.91          20,686.40       5.6526       5.6636       165.31%
       350     10/25/2033         130,377.71          20,126.35       5.6526       5.6636       185.24%
       351     11/25/2033         111,027.85          19,577.10       5.6526       5.6636       211.59%
       352     12/25/2033          92,111.28          18,504.46       5.6526       5.6636       241.07%
       353      1/25/2034          74,154.12          17,826.88       5.6526       5.6636       288.48%
       354      2/25/2034          56,767.19          16,580.63       5.6526       5.6636       350.50%
       355      3/25/2034          40,522.71          16,032.09       5.6526       5.6636       474.76%
       356      4/25/2034          24,729.81          13,847.04       5.6526       5.6636       671.92%
       357      5/25/2034           11028.08           10972.64       5.6526       5.6636      1193.97%
       358      6/25/2034             118.39              119.2       5.6526       5.6636      1208.21%
Total

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------
       Period       A3 Cashcap                FRM         75% PPC
--------------------------------              ARM         125% PPC
            1            15.36
            2            10.26
            3            10.08
            4            10.33
            5            10.15
            6            10.18
            7            10.91
            8            10.24
            9            10.49
           10            10.19
           11            10.45
           12            10.26
           13            10.29
           14            10.54
           15            10.35
           16            10.55
           17            10.36
           18             10.4
           19            11.17
           20             10.5
           21            11.28
           22            10.16
           23             10.5
           24            10.24
           25            10.29
           26            10.61
           27            10.54
           28            10.29
           29            10.03
           30            10.07
           31            11.14
           32            10.24
           33            10.02
           34            10.23
           35            10.64
           36            10.35
           37            60.77
           38            14.25
           39            13.78
           40            14.55
           41            13.95
           42            13.81
           43            14.63
           44            13.57
           45            13.99
           46            13.65
           47            14.09
           48            13.61
           49            13.59
           50            14.03
           51            13.56
           52               14
           53            13.52
           54             13.5
           55            14.92
           56            13.46
           57            13.89
           58            13.62
           59            14.06
           60            13.58
           61            13.55
           62            13.97
           63            13.49
           64            13.92
           65            13.44
           66            13.41
           67            14.82
           68            13.36
           69            13.78
           70            13.31
           71            13.72
           72            13.25
           73            13.22
           74            13.64
           75            13.17
           76            13.58
           77            13.12
           78            13.09
           79            14.46
           80            13.04
           81            13.45
           82            12.99
           83            13.39
           84            12.93
           85            12.91
           86            13.31
           87            12.86
           88            13.26
           89             12.8
           90            12.78
           91            13.63
           92            12.73
           93            13.13
           94            12.68
           95            13.07
           96            12.63
           97             12.6
           98               13
           99            12.55
          100            12.95
          101             12.5
          102            10.65
          103            10.64
          104             9.61
          105             9.93
          106             9.62
          107             9.94
          108             9.62
          109             9.63
          110             9.96
          111             9.64
          112             9.97
          113             9.65
          114             9.66
          115            10.71
          116             9.68
          117            10.01
          118              9.7
          119            10.03
          120             9.72
          121             9.73
          122            10.07
          123             9.76
          124             10.1
          125             9.79
          126              9.8
          127            10.87
          128             9.83
          129            10.18
          130             9.87
          131            10.22
          132             9.91
          133             9.93
          134            10.29
          135             9.98
          136            10.33
          137            10.02
          138            10.05
          139            10.77
          140             10.1
          141            10.47
          142            10.16
          143            10.53
          144            10.23
          145            10.26
          146            10.64
          147            10.33
          148            10.71
          149             10.4
          150            10.44
          151             11.6
          152            10.52
          153            10.91
          154            10.61
          155            11.01
          156             10.7
          157            10.75
          158            11.16
          159            10.85
          160            11.26
          161            10.95
          162            11.01
          163            12.25
          164            11.12
          165            11.56
          166            11.25
          167            11.69
          168            11.37
          169            11.44
          170             11.9
          171            11.58
          172            12.04
          173            11.73
          174            11.81
          175            13.17
          176               12
          177            12.58
          178            12.33
          179            12.91
          180            12.66
          181            12.83
          182            13.45
          183            13.21
          184            13.87
          185            13.64
          186            13.88
          187             15.1
          188             14.4
          189            15.17
          190            14.99
          191            15.82
          192            15.67
          193            16.05
          194               17
          195             16.9
          196            17.96
          197             17.9
          198            18.48
          199            21.15
          200             19.8
          201            21.25
          202            21.42
          203            23.12
          204            23.45
          205            24.66
          206            26.92
          207            27.65
          208             30.5
          209            31.71
          210            34.34
          211            41.56
          212            41.51
          213            48.14
          214            53.27
          215            64.58
          216            76.04
          217            97.82
          218           143.32
          219           243.22
          220         4,097.33
--------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

               A3
----------------------------------
       Period        Cashcap
----------------------------------
            1            15.36                    FRM 0-15 CPR over 15 months
            2             10.3                    ARM 40 CPR
            3            10.16
            4            10.45
            5             10.3
            6            10.38
            7            11.16
            8            10.52
            9            10.82
           10            10.56
           11            10.85
           12            10.71
           13            10.78
           14            11.09
           15            10.94
           16            11.19
           17            11.05
           18            11.14
           19            11.98
           20            11.35
           21            12.15
           22            10.57
           23            10.93
           24            10.71
           25            10.79
           26            11.16
           27             11.1
           28            10.55
           29            10.32
           30            10.39
           31            11.51
           32            10.63
           33            10.15
           34            10.33
           35            10.78
           36            10.54
           37            91.27
           38            55.93
           39            14.84
           40            15.46
           41            14.73
           42            14.49
           43            15.26
           44            14.07
           45            14.36
           46            13.79
           47            14.04
           48            13.39
           49            13.21
           50            13.47
           51            12.86
           52            13.12
           53            12.61
           54            12.55
           55            13.83
           56            12.44
           57             12.8
           58            12.46
           59            12.82
           60            12.34
           61            12.29
           62            12.64
           63            12.17
           64            12.52
           65            12.06
           66               12
           67            13.23
           68            11.89
           69            12.23
           70            11.79
           71            12.12
           72            11.68
           73            11.63
           74            11.97
           75            11.53
           76            11.86
           77            11.43
           78            11.39
           79            12.56
           80            11.29
           81            11.62
           82             11.2
           83            11.53
           84            11.12
           85            11.08
           86             11.4
           87            10.99
           88            11.32
           89            10.91
           90            10.88
           91            11.59
           92             10.8
           93            11.12
           94            10.73
           95             9.43
           96              8.2
           97             8.19
           98             8.46
           99             8.18
          100             8.45
          101             8.17
          102             8.17
          103             9.04
          104             8.16
          105             8.43
          106             8.16
          107             8.43
          108             8.16
          109             8.16
          110             8.43
          111             8.16
          112             8.44
          113             8.17
          114             8.17
          115             9.06
          116             8.19
          117             8.46
          118              8.2
          119             8.48
          120             8.21
          121             8.22
          122             8.51
          123             8.24
          124             8.53
          125             8.26
          126             8.27
          127             9.17
          128              8.3
          129             8.59
          130             8.33
          131             8.62
          132             8.36
          133             8.37
          134             8.67
          135             8.41
          136             8.71
          137             8.44
          138             8.46
          139             9.07
          140              8.5
          141             8.81
          142             8.55
          143             8.86
          144             8.59
          145             8.62
          146             8.93
          147             8.67
          148             8.98
          149             8.72
          150             8.75
          151             9.72
          152             8.81
          153             9.13
          154             8.87
          155              9.2
          156             8.93
          157             8.97
          158              9.3
          159             9.04
          160             9.38
          161             9.11
          162             9.15
          163            10.17
          164             9.23
          165             9.57
          166             9.31
          167             9.66
          168             9.39
          169             9.44
          170              9.8
          171             9.53
          172              9.9
          173             9.63
          174             9.68
          175            10.77
          176             9.78
          177            10.18
          178             9.91
          179             10.3
          180            10.02
          181            10.07
          182            10.47
          183            10.19
          184            10.59
          185            10.31
          186            10.41
          187            11.24
          188            10.63
          189             11.1
          190            10.87
          191            11.36
          192            11.13
          193            11.27
          194            11.79
          195            11.57
          196            12.12
          197             11.9
          198            12.08
          199            13.58
          200            12.47
          201             13.1
          202             12.9
          203            13.58
          204            13.39
          205            13.66
          206            14.41
          207            14.25
          208            15.06
          209            14.92
          210             15.3
          211            17.38
          212            16.13
          213            17.16
          214            17.12
          215            18.26
          216            18.28
          217            18.96
          218            20.35
          219            20.51
          220            22.14
          221            22.45
          222            23.61
          223            27.59
          224            26.43
          225            29.11
          226            30.22
          227            33.74
          228            35.58
          229             39.2
          230            45.22
          231            49.69
          232            59.64
          233            69.18
          234             86.9
          235           125.98
          236           185.76
          237          1019.89
----------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer
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With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

---------------------------------------------------------------------------------------------------------------
                                                    Forward
---------------------------------------------------------------------------------------------------------------
Per         Date            Coll_Bal              XS_Interest     1mLIBOR         6mLIBOR        XS as %
---------------------------------------------------------------------------------------------------------------
         1      9/25/2004   1,363,014,352.71       6,030,851.11          1.6         1.94         5.31%
         2     10/25/2004   1,317,675,821.78       4,738,133.58       1.7334       2.0317         4.31%
         3     11/25/2004   1,273,908,629.56       4,335,768.03       1.8935       2.1355         4.08%
         4     12/25/2004   1,231,636,288.20       4,127,948.17       2.0373       2.2286         4.02%
         5      1/25/2005   1,190,786,332.31       3,880,752.83       2.0673        2.314         3.91%
         6      2/25/2005   1,151,290,182.22       3,660,829.75       2.1628       2.4092         3.82%
         7      3/25/2005   1,113,083,010.08       3,697,194.20       2.2581       2.5062         3.99%
         8      4/25/2005   1,076,103,608.53       3,258,106.63       2.3465       2.5983         3.63%
         9      5/25/2005   1,040,294,261.50       3,148,523.63       2.4431       2.6936         3.63%
        10      6/25/2005   1,005,601,934.95       2,884,528.04       2.5395       2.7888         3.44%
        11      7/25/2005     971,976,149.08       2,798,372.35       2.6283       2.8838         3.45%
        12      8/25/2005     939,369,327.21       2,552,569.78       2.7233       2.9815         3.26%
        13      9/25/2005     907,792,719.49       2,394,583.87       2.8203       3.0812         3.17%
        14     10/25/2005     877,421,250.15       2,327,492.56        2.914       3.1748         3.18%
        15     11/25/2005     848,214,414.61       2,107,077.51       3.0091       3.2629         2.98%
        16     12/25/2005     820,124,721.09       2,053,713.95       3.1045       3.3494         3.00%
        17      1/25/2006     793,106,657.01       1,843,801.91       3.2083       3.4345         2.79%
        18      2/25/2006     767,116,619.49       1,722,583.05       3.3079       3.5069         2.69%
        19      3/25/2006     742,112,794.06       1,860,361.43       3.3935       3.5759         3.01%
        20      4/25/2006     718,057,160.84       1,561,964.05       3.4312        3.641         2.61%
        21      5/25/2006     694,910,245.81       1,786,024.75       3.5168       3.7056         3.08%
        22      6/25/2006     672,674,812.56       2,134,544.55       3.6038       3.7675         3.81%
        23      7/25/2006     651,341,873.68       2,123,235.30        3.633       3.8271         3.91%
        24      8/25/2006     630,799,887.20       1,943,870.54       3.7047       3.8854         3.70%
        25      9/25/2006     611,019,049.25       1,838,623.06       3.7865       3.9433         3.61%
        26     10/25/2006     591,969,072.92       1,831,210.02       3.8141       3.9958         3.71%
        27     11/25/2006     573,620,555.57       1,696,838.19        3.883       4.0473         3.55%
        28     12/25/2006     555,948,690.71       1,737,267.81       3.9578       4.0961         3.75%
        29      1/25/2007     538,931,048.59       1,607,860.78        3.978       4.1438         3.58%
        30      2/25/2007     522,533,469.58       1,526,539.51       4.0429       4.1898         3.51%
        31      3/25/2007     506,730,957.16       1,642,235.85       4.1098       4.2351         3.89%
        32      4/25/2007     491,501,237.92       1,419,524.81       4.1151       4.2779         3.47%
        33      5/25/2007     476,822,614.09       1,426,616.02       4.1698       4.3215         3.59%
        34      6/25/2007     462,672,767.74       1,342,722.22       4.2352       4.3652         3.48%
        35      7/25/2007     449,033,959.03       1,351,510.64       4.2476        4.407         3.61%
        36      8/25/2007     435,880,410.71       1,233,382.13       4.3025       4.4484         3.40%
        37      9/25/2007     423,192,883.03      13,414,163.14       4.3643       4.4897        38.04%
        38     10/25/2007     410,953,350.61       7,819,093.13       4.3737       4.5277        22.83%
        39     11/25/2007     399,144,345.64       1,791,811.93       4.4269       4.5671         5.39%
        40     12/25/2007     387,749,885.55       1,801,764.14       4.4839       4.6052         5.58%
        41      1/25/2008     376,755,651.44       1,693,330.03       4.4915       4.6429         5.39%
        42      2/25/2008     366,142,633.74       1,624,592.11       4.5426       4.6783         5.32%
        43      3/25/2008     355,895,898.93       1,656,467.06       4.5955       4.7137         5.59%
        44      4/25/2008     346,001,305.74       1,506,274.22       4.6042       4.7476         5.22%
        45      5/25/2008     336,445,190.28       1,496,496.36       4.6521       4.7806         5.34%
        46      6/25/2008     327,215,241.05       1,404,524.51        4.703       4.8136         5.15%
        47      7/25/2008     318,299,938.49       1,402,863.34       4.7004        4.845         5.29%
        48      8/25/2008     309,685,094.12       1,302,080.22       4.7461       4.8781         5.05%
        49      9/25/2008     301,359,109.57       1,247,490.83       4.7946       4.9112         4.97%
        50     10/25/2008     293,310,958.79       1,246,945.65       4.7996       4.9406         5.10%
        51     11/25/2008     285,530,020.77       1,160,151.15       4.8453       4.9714         4.88%
        52     12/25/2008     278,006,649.19       1,162,980.09       4.8904       5.0007         5.02%
        53      1/25/2009     270,731,768.36       1,085,015.64       4.8942         5.03         4.81%
        54      2/25/2009     263,694,526.16       1,039,424.16       4.9384       5.0569         4.73%
        55      3/25/2009     256,885,899.29       1,108,928.49       4.9795       5.0836         5.18%
        56      4/25/2009     250,297,289.93         964,229.63       4.9779       5.1105         4.62%
        57      5/25/2009     243,920,418.84         963,263.43       5.0177       5.1186         4.74%
        58      6/25/2009     237,747,661.11         906,347.46       5.0589       5.1181         4.57%
        59      7/25/2009     231,771,070.85         912,227.32       5.0523       5.1163         4.72%
        60      8/25/2009     225,983,054.63         842,095.45       5.0912       5.1225         4.47%
        61      9/25/2009     220,376,758.38         806,739.32       5.1354       5.1299         4.39%
        62     10/25/2009     214,945,446.47         830,933.62       5.0257        5.146         4.64%
        63     11/25/2009     209,682,645.33         776,619.76       5.0142       5.1956         4.44%
        64     12/25/2009     204,582,287.29         781,063.89       5.0498       5.2532         4.58%
        65      1/25/2010     199,638,925.33         720,932.68       5.0872       5.3124         4.33%
        66      2/25/2010     194,846,115.72         690,593.10       5.1338       5.3714         4.25%
        67      3/25/2010     190,198,344.54         738,344.98       5.2496        5.426         4.66%
        68      4/25/2010     185,690,375.40         621,616.65       5.3111       5.4357         4.02%
        69      5/25/2010     181,317,149.50         626,817.73       5.3519       5.4341         4.15%
        70      6/25/2010     177,074,122.20         578,946.05       5.3926       5.4313         3.92%
        71      7/25/2010     172,956,923.69         582,393.57       5.4316       5.4266         4.04%
        72      8/25/2010     168,960,322.04         535,612.31       5.4458       5.4221         3.80%
        73      9/25/2010     165,080,004.88         536,571.28       5.3108       5.4219         3.90%
        74     10/25/2010     161,311,838.58         545,893.47       5.3019       5.4569         4.06%
        75     11/25/2010     157,651,856.34         501,464.90       5.3343       5.5058         3.82%
        76     12/25/2010     154,096,328.55         508,636.49       5.3674       5.5543         3.96%
        77      1/25/2011     150,641,872.74         465,652.45       5.4016       5.6042         3.71%
        78      2/25/2011     147,284,574.24         446,263.31       5.4448       5.6534         3.64%
        79      3/25/2011     144,021,041.70         491,760.09       5.5329       5.6957         4.10%
        80      4/25/2011     140,848,048.62         404,125.68       5.5834       5.6834         3.44%
        81      5/25/2011     137,762,472.43         411,232.09       5.6192       5.6574         3.58%
        82      6/25/2011     134,761,432.57         324,824.19       5.6552       5.6295         2.89%
        83      7/25/2011     131,842,069.69         334,120.71        5.689       5.5995         3.04%
        84      8/25/2011     129,001,417.41         301,361.01        5.686       5.5696         2.80%
        85      9/25/2011     126,236,812.63         314,230.60       5.4645       5.5424         2.99%
        86     10/25/2011     123,545,685.12         328,906.46       5.4295       5.5489         3.19%
        87     11/25/2011     120,925,572.78         295,694.34       5.4548        5.565         2.93%
        88     12/25/2011     118,374,050.00         303,791.04       5.4813       5.5804         3.08%
        89      1/25/2012     115,888,821.98         272,520.51       5.5086       5.5963         2.82%
        90      2/25/2012     113,467,800.00         262,518.26       5.5287       5.6111         2.78%
        91      3/25/2012     111,108,877.32         294,652.40       5.5077       5.6268         3.18%
        92      4/25/2012     108,810,031.49         247,790.57       5.5219       5.6448         2.73%
        93      5/25/2012     106,569,314.16         257,150.27       5.5465       5.6625         2.90%
        94      6/25/2012     104,384,901.53         230,608.99       5.5725       5.6808         2.65%
        95      7/25/2012     102,255,077.04         136,418.55       5.5975       5.6981         1.60%
        96      8/25/2012     100,177,942.01          78,855.85       5.6185       5.7163         0.94%
        97      9/25/2012      98,151,822.18          77,815.43       5.6113        5.737         0.95%
        98     10/25/2012      96,175,113.33          91,711.95       5.6275       5.7713         1.14%
        99     11/25/2012      94,246,268.53          72,210.14       5.6523       5.8142         0.92%
       100     12/25/2012      92,363,861.88          86,490.19       5.6765       5.8565         1.12%
       101      1/25/2013      90,526,588.77          67,336.24        5.702       5.9002         0.89%
       102      2/25/2013      88,732,846.00          63,600.57        5.738       5.9432         0.86%
       103      3/25/2013      86,981,298.36         102,270.81        5.829       5.9846         1.41%
       104      4/25/2013      85,270,672.04          52,451.64       5.8739       6.0058         0.74%
       105      5/25/2013      83,599,733.26          65,224.24       5.9008       6.0212         0.94%
       106      6/25/2013      81,967,358.92          49,042.35       5.9278        6.037         0.72%
       107      7/25/2013      80,372,480.98          61,032.07       5.9536       6.0517         0.91%
       108      8/25/2013      78,813,823.53          44,984.13       5.9734       6.0672         0.68%
       109      9/25/2013      77,290,319.81          45,581.08       5.9527       6.0839         0.71%
       110     10/25/2013      75,800,946.48          57,438.26        5.966       6.1079         0.91%
       111     11/25/2013      74,344,715.03          42,147.88       5.9914       6.1376         0.68%
       112     12/25/2013      72,920,701.95          53,591.07       6.0162       6.1664         0.88%
       113      1/25/2014      71,528,040.36          38,717.74       6.0421       6.1963         0.65%
       114      2/25/2014      70,165,748.13          36,708.79         6.07        6.225         0.63%
       115      3/25/2014      68,832,967.78          71,054.93        6.106       6.2472         1.24%
       116      4/25/2014      67,529,243.75          32,624.41       6.1358       6.2214         0.58%
       117      5/25/2014      66,254,116.63          42,785.28       6.1611       6.1829         0.77%
       118      6/25/2014      65,006,908.47          29,930.96       6.1872       6.1432         0.55%
       119      7/25/2014      63,788,238.41          39,379.99        6.211       6.1015         0.74%
       120      8/25/2014      62,595,731.26          29,326.83       6.1964       6.0606         0.56%